EXHIBIT 10.5

STOCK PLEDGE AND SECURITY AGREEMENT

This STOCK PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of December 21, 2012 (the "Effective Date"), by and between **JAMES DALE**, of legal age, property owner and resident of the State of New York (herein called the "Pledgor") and **CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD.**, a company organized and existing under the laws of the Cayman Islands, (as "Lender").

WITNESSETH

WHEREAS, Lender and Panache Beverages, Inc. (the "Borrower") entered into a Loan Agreement dated the date hereof, providing for a term loan in the sum of **TWO MILLION ONE HUNDRED THOUSAND DOLLARS ($2,100,000.00)** (the "Loan Agreement"), and the documents, instruments, and agreements ancillary thereto.

WHEREAS, as a condition of, and in order to induce Lender to extend credit under the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Pledgor has agreed to execute and deliver to Lender, a pledge agreement and security interest upon all of Pledgor's voting trust certificates with respect to the shares of common stock of Borrower, as more particularly set forth hereinafter.

WHEREAS, Pledgor shall derive benefit from the credit facilities extended to Borrower.

NOW, THEREFORE, in consideration and satisfaction of the foregoing premises, the Pledgor and the Lender, agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Terms. The following terms, when used in this Agreement, including the introductory paragraph and Recitals hereto shall, unless the context otherwise requires, have the following meanings:

"Agreement" is defined in the introductory paragraph hereto.

"Applicable Law" means and includes the applicable statutes and rules of the State of Florida or of any other applicable jurisdiction and all applicable regulations promulgated thereunder and interpretations thereof by a governmental authority charged with the administration or the interpretation thereof, and all applicable statutes and orders, requests, directives, instructions and notices of any governmental authority of the State of Florida or of any other applicable jurisdiction.

"Closing Date" means the date of this Agreement.

"Instrument" means any contract, agreement, indenture, mortgage, certificate or other document or writing (whether by formal agreement, letter or otherwise) including, without limitation, any initial transaction statement, under which any obligation is evidenced, assumed or undertaken, or any right to any lien is granted or perfected.

"Loan Documents" means, collectively, the "Loan Documents" as such term is defined in the Loan Agreement.

"Note" means, collectively, the "Note" as such term is defined in the Loan Agreement.

"Obligations" means all now or hereinafter existing indebtedness, obligations and liabilities of Borrower, and Pledgor arising out of or related to this Agreement, the Loan

Agreement, the Notes, and the other Loan Documents, whether direct or indirect, absolute or contingent, arising by contract, by operation of law or otherwise, including the guaranty of the full, punctual and irrevocable payment, whether for principal, interest, costs, fees, expenses or otherwise, and the performance when due of all of the above-mentioned obligations.

"Pledgors Associates" shall mean collectively Agata Podedworny, M.I.S. Beverage Holdings, LLC and Sjored de Jong , all of whom have issued similar pledges of stock owned by them in Panache Beverages, Inc.

"UCC" means the Uniform Commercial Act as in effect in the State of Florida or any corresponding provisions of Applicable Law, as amended from time to time.

"Pledged Collateral" is defined in **Section 2.1** hereof.

"Proceeds" shall mean whatever is received upon the sale, dividends, distributions, exchange, collection or other disposition of the Pledged Collateral and all "proceeds" thereof, as such term is defined in the UCC.

"Stocks" means the certificates for shares of common stock of Panache Beverages, Inc., and Warrant Agreements for the purchase of common stock of Panache Beverages, Inc.

"Trading Volume Formula" shall mean the number of equity securities that may be sold during any three-month period which cannot exceed the greater of one percent (1%) of the outstanding shares of the same class being sold or the greater of one percent (1%) of the average reported weekly trading volume during the four weeks preceding the filing a notice of sale on Form 144.

"Transfer Agent" shall mean Guardian Register & Transfer, Inc. located at 7951 SW 6 Street, Plantation, FL contact person Elson Soto Jr. 954-915-0105.

"Warrants" means warrants (which have been authorized) and will be issued for 600,000 shares of stock in Panache Beverage Inc.

SECTION 1.2 Definitions. Unless otherwise defined herein or the context otherwise requires, the term used in this Agreement shall have the meaning ascribed to such term in the Loan Agreement.

SECTION 1.3 UCC Definitions. Unless otherwise defined in **Sections 1.1** and **1.2** hereof or the context otherwise requires, terms for which meanings are provided in Chapter 9 of the UCC are used in this Agreement with such meanings.

SECTION 1.4 General Provisions Relating to Definitions. Terms for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the term defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting, the generality of any description preceding such term. Each reference herein to any Person shall include a reference to such Person's successors and assigns.

ARTICLE II

PLEDGE AND ASSIGNMENT

SECTION 2.1 Grant of Security Interest and Pledge and Assignment. The Pledgor hereby pledges, assigns, charges, mortgages, delivers and transfers to the Lender and hereby grants to the Lender, a continuing first priority security interest in and lien on all of the Pledgor's rights, title and interest in, to and over the Stocks and Warrants, together with all Proceeds and products thereof (collectively, the "Pledged Collateral"). A copy of the certificates evidencing the Stocks are attached hereto as **Exhibit B**, the originals of which shall be delivered by Pledgor to Lender on the date of execution of this Agreement, together with a fully executed Stock Power transferring said interest to Lender, with Pledgers' signatures guaranteed the date of which may be filled in by Lender upon an Event of Default as defined in the Loan Agreement.

SECTION 2.2 Security for Obligations. This Agreement (and the Pledged Collateral) secures the prompt irrevocable payment in full and performance when due of all of the Obligations. In addition, all charges, costs and expenses, including reasonable attorney's fees, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, shall, to the extent lawful, become a part of the Obligations secured hereby.

SECTION 2.3 Perfection of Security; Further Assurances. On or prior to the Closing Date, the Pledgor shall deliver the Pledged Collateral to the Lender and will make, execute, acknowledge and deliver or cause to be delivered to the Lender and take all other action necessary or advisable to carry out the intent and purposes of this Agreement or for assuring and

confirming to the Lender the first priority perfected rights of the Lender, in the Pledged Collateral provided hereunder, including, without limitation, the filing of a duly executed UCC-1 financing statement ("Financing Statement") with the Department of State of New York, and in the State of Florida Secured Transaction Registry, and the recording of the pledge and assignment effected hereby in the books and records of the Pledgor and/or the execution of the "Stock Power" in form and substance as **Exhibit A** hereof in order to perfect the security interest and assignment granted to the Lender, hereunder. The Pledgor hereby confirms its intention to create in the Lender, a continuing first priority lien upon and collateral assignment of all rights and property included within the definition of "Pledged Collateral".

SECTION 2.4 Security Interest and Assignment Absolute. All rights and security interests of the Lender, granted hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of, and shall not be impaired or affected by:

(1) any lack of validity or enforceability of the Loan Agreement, the Note or any other Loan Document relating to any thereof or to any of the Obligations;

(2) any change in the legal existence, structure or ownership of the Pledgor, any bankruptcy or insolvency proceeding affecting the Pledgor or any property of the Pledgor or any resulting release or discharge of any obligation contained in the Loan Agreement;

(3) the failure of the Lender:

(a) to assert any claim or demand or to enforce any right or remedy against the Pledgor or under the provisions of this Agreement, the

Loan Agreement, the Notes, the Loan Documents, or any other Instrument relating to any thereof, or

(b) to exercise any right or remedy against any Pledged Collateral;

(4) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment to, waiver or other modification of, or any consent to any departure from, the Loan Agreement, the Note, the Loan Documents, or any other Instrument relating to any thereof;

(5) any increase, reduction, limitation, impairment or termination of the Obligations, for any reason, including any claim of waiver, release, surrender, alteration or compromise, and any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, un-genuineness, irregularity, compromise, or unenforceability of, or any other event or occurrence affecting, any of the Obligations; or

(6) any other circumstances which might otherwise constitute a surety-ship or other defense available to, or a legal or equitable discharge of, the Pledgor.

SECTION 2.5 Continuing Security Interest and Assignment; Transfer of Obligations. This Agreement has created and shall create a continuing security interest in, lien on and assignment of the Pledged Collateral and shall:

(1) remain in full force and effect until the irrevocable payment and performance in full of all the Obligations;

(2) be binding upon the Pledgor and its successors; and

(3) inure to the benefit of the Lender and its successors, transferees and assigns.

The Lender may assign or otherwise transfer (in whole or in part) their interests in the Obligations, the Stock, the Loan Agreement, the Note and the other Loan Documents or any other obligation held by it to any other person or entity without the prior written consent of the Pledgor. Upon the irrevocable payment in full of all the Obligations, the security interest and collateral assignment granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. Upon any such termination, the Lender will, at the Lender's sole expense, promptly execute and deliver to the Pledgor all Instruments and other assurances as the Pledgor shall reasonably request to evidence such termination and will duly assign, transfer and deliver to the Pledgor all Pledged Collateral in the possession of the Lender.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Lender as follows:

SECTION 3.1 Capacity. The Pledgor has full capacity to enter into contractual obligations and has been advised by legal counsel as to the effect and legal repercussion of the execution of this Agreement.

SECTION 3.2 Ownership, No Liens, etc. The Pledgor is the sole legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge, assign and grant a security interest over) all Pledged Collateral purported to be pledged and assigned by the Pledgor to the Lender, hereunder, free and clear of all liens and encumbrances, except for liens and encumbrances created by this Agreement in favor of the Lender. As of the date of this Agreement, the Pledged Collateral represents stock certificates: (i) numbered 233 for 2,560,000 shares and (ii) numbered 234 for 10,440,000 shares, (total of 13,000,000 shares) of common

stock and warrants to purchase common stock for 600,000 shares of **PANACHE BEVERAGES, INC.**, issued and outstanding, copies of which certificates #233 and 234 are appended on Exhibit B.

SECTION 3.3 Valid Security Interest. The execution and delivery of this Agreement to Lender and the filing of the Financing Statement is effective to create, in favor of the Lender, a valid, perfected, first priority security interest in, lien on and collateral assignment of the Pledged Collateral, and no further notices, filing, action or other approval is or will be necessary to perfect, protect or enforce such security interest, lien and collateral assignment.

SECTION 3.4 Stocks. The Stock is validly issued, non-assessable and fully paid shares of common stock of Panache Beverages, Inc.

SECTION 3.5 Authorization, Approval, etc. This Agreement has been duly executed by the Pledgor and is in full force and effect, and the agreements and obligations of the Pledgor hereunder constitute the legal, valid and binding obligations of the Pledgor, enforceable against the Pledgor in accordance with their respective terms. Neither the execution and delivery of this Agreement by the Pledgor, nor the creation of the security interest created or the assignment made hereunder, nor the consummation of any of the transactions contemplated hereby has constituted or resulted in, or will constitute or result in, a breach of any Applicable Law, judgment or decree applicable to the Pledgor, or any contract, agreement, indenture or other instrument to which the Pledgor is a party or by which any such Pledgor's property is bound, or require notice to or the consent of any third party other than those notices or consents which have been given or obtained prior to or as of the Closing Date. No approval, authorization or other action of any governmental authority is required to be obtained by the Pledgor in

connection with the execution, delivery or performance of this Agreement or the transactions contemplated hereby.

ARTICLE IV

COVENANTS

SECTION 4.1 Certain Affirmative and Negative Covenants. The Pledgor covenants and agrees with the Lender and warrants that, until all the Obligations have been irrevocably paid and satisfied in full, the Pledgor will:

SECTION 4.1.1 Future Collateral. From time to time, take, or cause to be taken, all actions, at the sole expense of the Lender, necessary, or reasonably requested by the Administrative Agent, including, without limitation, those actions referred to in **Sections 2.3** and **4.1.2** hereof, to pledge, assign, charge, mortgage, deliver and transfer to the Administrative Agent, and to grant to the Lender, a continuing first priority security interest in and lien on all of the Pledgor's rights, title and interests in, to and under all of the Pledged Collateral delivered or distributed to or received by, or required to be delivered or distributed to or received by, the Pledgor after the date hereof. In connection therewith, the Pledgor hereby also covenants and agrees to prepare and deliver to the Lender written confirmation, in form and substance satisfactory to the Lender, of the pledge and assignment to the Lender hereunder of the Pledgor's rights, title and interests in, to and under all such Pledged Collateral.

SECTION 4.1.2 Further Assurances Generally. (i) Defend the right and title herein granted unto the Administrative Agent in and to the Pledged Collateral (and all right, title and interest represented or evidenced by the Pledged Collateral) against the claims and demands of any other person; (ii) promptly execute and deliver all further instruments and other

assurances, and take, or cause to be taken, all further action, at the sole expense of the Lender, that may be reasonably necessary or desirable, or that the Lender may reasonably request, in order to perfect, protect or continue any security interest, lien or assignment purported to be granted under this Agreement or to enable the Lender to exercise or enforce its rights and remedies hereunder with respect to any Pledged Collateral; and (iii) furnish to the Lender all such Financing Statements, initial transaction statements, certificates, legal opinions and other documents, and give all such notices and obtain all such approvals, consents and acknowledgments as the Lender may reasonably request in order to give full effect to this Agreement and to maintain, preserve, safeguard and continue at all times all or any of the rights, remedies, powers and privileges of the Lender under this Agreement.

SECTION 4.1.3 Continuous Pledge and Assignment. At all times, keep all of the Pledged Collateral pledged and assigned to the Lender pursuant to the terms of this Agreement.

SECTION 4.1.4 Cash Proceeds. Except for cash dividends paid and received in accordance with the provisions of the Loan Agreement, which shall not be subject to the provisions hereof, deliver (properly endorsed where required hereby or requested by the Lender) to the Lender, promptly upon receipt thereof by the Pledgor, all Proceeds and all other cash payments and other monies received by the Pledgor in respect of the Pledged Collateral, if any, all of which shall be held by the Lender, as additional Pledged Collateral and distributed as provided for in section 7.1.7. All Proceeds, cash payments and other monies, and all other additional Pledged Collateral received by the Pledgor after the Closing Date, shall, in each case, until delivery to the Lender, be held by the Pledgor separate and apart from its other property in trust for the Lender. When such Event of Default has been cured, Lender shall return to Pledgor

all cash payments and other monies which Lender has held during the Event of Default. All Proceeds, income and other monies received by the Lender pursuant to this **Section 4.1.4**, shall be applied by the Lender in accordance with **Section 7.1.7** herein.

SECTION 4.1.5 Dissolution. Not consent to or otherwise approve or take any action to cause the dissolution, liquidation, winding up or termination of the Borrower.

SECTION 4.1.6 No Dividends or Distributions. Unless as otherwise provided in the Loan Agreement, not permit Borrower to declare or pay any cash dividend or make any distribution on the Stocks of Pledgor in violation of the Loan Agreement.

SECTION 4.1.7 Impairment of Rights. Not take or knowingly omit to take any action, the taking or omission of which would prejudice, delay or impair in any way whatsoever all or any of the rights, remedies, powers or privileges of the Lender hereunder, under this Agreement, the Notes, the Loan Agreement or the Loan Documents.

SECTION 4.1.8 No Sales or Other Liens. Except as permitted in Section 3.20 of the Loan Agreement which provides for a sale and release of up to 1,000,000 shares of stock in the aggregate of the total amount of shares pledged to Lender collectively by Pledgor and/or Pledgor`s Associates at the discretion of James Dale. Pledgor shall not sell, transfer, pledge or assign or otherwise encumber all or any part of the Pledged Collateral (except in favor of the Lender, pursuant to the terms hereof and except for the security interest created and the assignment made hereunder), nor shall it create, incur or suffer to be created or incurred, or permit to exist, any liens or assignments of any kind upon the Pledged Collateral.

SECTION 4.1.9 Additional Issues of Stock. Within ten (10) business days of their issuance, deliver to the Lender such additional certificates of Stock in the event the

Borrower at any time after the Closing Date issues stock of the Borrower to Pledgor, including any further issues of stock of the Borrower pursuant to a conversion of convertible preferred stock or other convertible securities, or effect a stock dividend or stock split, stock warrants, subdivision or reclassification or similar event of its shares of stock.

SECTION 4.1.10 Acknowledgment by Pledgor. Pledgor hereby acknowledges having read and understood the obligations imposed on Borrower pursuant to Section 6.15 (E) of the Loan Agreement, and hereby agrees to be bound by such covenant.

SECTION 4.1.11 Restrictions. The one year time limt Restriction pursuant to Rule 144 on the Pledged Collateral will lapse during the month of April 2013 and be no longer in effect, however, the other restrictions provided for under Rule 144 will still apply. If Lender exercises and succeeds to Pledgor's interest, it will have limited rights to resell based on the "Trading Volume Formula" and other restrictions under Rule 144 and any and all other SEC Rules and Regulations as may now exist or may be promulgated from time to time. Pledgor warrants that Panache Beverages Inc has never been cited or alleged to be a "shell company" under SEC regulations.

ARTICLE V

VOTING RIGHTS

SECTION 5.1 Voting Rights, Dividends, etc. in Respect of the Pledged Collateral.

SECTION 5.1.1 So long as no Event of Default shall have occurred and be continuing, Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement and the Loan Agreement, provided, however, that Pledgor, upon regaining its right to vote the Stock,

shall not exercise or refrain from exercising any such right if such action or inaction would have a Material Adverse Effect on Borrower or the value or sale-ability on the Pledged Collateral or any part thereof;

SECTION 5.1.2 Any and all (a) dividends and distributions payable in cash declared and/or paid in contravention of the provisions of the Loan Agreement limiting payment of dividends, (b) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, in contravention of the provisions of the Loan Agreement and (c) dividends and distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus and (d) cash paid, payable or otherwise, distributed in redemption of, or in exchange for any Pledged Collateral, shall be (i) delivered to Lender and applied as set forth in Section 7.1.7.

ARTICLE VI

EVENTS OF DEFAULT

SECTION 6 Events of Default. Any one of the following events shall be considered an event of default (each, an "Event of Default"):

(a) An "Event of Default" (as such term is defined in the Loan Agreement) shall occur; or

(b) Pledgor shall fail to perform or observe any other material term or condition of this Agreement and such failure shall remain unremedied for a period of thirty (30) days after written notice from the Lender to the Pledgor. It shall not be construed that the

thirty (30) days period referenced in this subsection (c) shall have the effect of increasing any cure periods allowed under the Loan Agreement, the Note or the Loan Documents. Further provided that the above mentioned cure period shall not be applicable to the requirements of perfection of the Pledged Collateral.

ARTICLE VII

REMEDIES

SECTION 7.1 Actions upon an Event of Default. Upon the occurrence of an Event of Default:

SECTION 7.1.1 Sale; Foreclosure. The Lender shall have the right to foreclose on the lien of the pledge herein granted upon the Pledged Collateral to exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all rights and remedies of a secured party upon default under the UCC or other Applicable Law, and also may, without notice, except as specified below, sell the Pledged Collateral or any part thereof at public sale before a Notary Public, for cash or credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Lender may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

SECTION 7.1.2 Purchase of Pledged Collateral. The Lender may buy any part or all of the Pledged Collateral at any public sale, and may make payments thereof in cash or by

application of amounts owed by Pledgor under this Agreement and the amounts owed by Borrower under the Note and the Loan Documents.

SECTION 7.1.3 Voting Rights. All rights of Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to **Section 5.1.1** and to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to **Section 5.1.2** shall cease, and all such rights shall thereupon become vested in Lender, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payment.

SECTION 7.1.4 Other Rights. Without limiting the generality of the foregoing, Lender may at its option, to the extent permitted by law, exercise any and all rights, privileges or options, pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of Borrower, or upon the exercise by any subsidiary of any right, privilege or option pertaining to any Pledged Collateral.

SECTION 7.1.5 Compliance with Laws. The Pledgor agrees to do or cause to be done, at the Pledgor's sole expense, all such other acts and things as may be reasonably necessary to make any sales of all or any portion of the Pledged Collateral pursuant to this **Section 7.1** valid and binding and in compliance with any and all Applicable Laws.

SECTION 7.1.6 Marshaling. The Lender shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Pledged Collateral) for, or other assurances of payment of the Obligations, to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of

the Lender hereunder and the Lender in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Pledgor hereby agrees that it will not invoke any Applicable Law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Administrative Agent's rights under this Agreement, the Note, the Loan Agreement, the Loan Documents or any other Instrument creating or evidencing any of the Obligations or under which any of such obligations is outstanding or by which any of such obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Pledgor hereby irrevocably waives the benefits of all such laws.

SECTION 7.1.7 Application of Proceeds. All cash Proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral pursuant to the exercise of its remedies hereunder, and all Proceeds, income and all other cash payments and other monies received by the Lender pursuant to **Sections 4.1.4** or **5.1** hereof, shall be applied by the Lender as follows: (i) to all costs and expenses of Lender (including reasonable attorney's fees and disbursements) incurred in the collection and foreclosure of the Pledged Collateral and/or any and all of the Obligations, (ii) to the payment in full of the Obligations then outstanding in the order or priority determined by Lender, and (iii) any amounts remaining thereafter shall be paid to Pledgor, or as required by applicable law.

SECTION 7.1.8 No Waiver; Remedies Cumulative. No delay, act or omission on the part of the Lender of any of its rights hereunder shall be deemed a waiver of any rights hereunder unless also contained in a writing signed by the Lender, nor shall any single or partial exercise of, or any failure to exercise, any right, power or privilege preclude any other or further or initial exercise thereof or of any other right, power or privilege. The rights and remedies

provided herein are cumulative, and not exclusive of rights and remedies which may be granted or provided by Applicable Law.

ARTICLE VIII

INDEMNIFICATION

SECTION 8.1 Indemnity and Expenses. The within pledge, assignment and security interest is for collateral purposes only, and the Lender shall not, by virtue of this Agreement or its receipt of any Pledged Collateral be deemed to be a member of the Borrower or to have any liability for the debts, obligations or liabilities of the Pledgor. The Pledgor hereby indemnifies, saves and holds harmless the Lender, and the members, officers, directors, employees, agents, subsidiaries and affiliates of the Lender and the Lenders, from and against any and all claims, damages, judgments, losses and liabilities (including, without limitation, all reasonable fees and disbursements of counsel with whom any such person may consult in connection herewith and all expenses of litigation or preparation therefore) arising out of or resulting from this Agreement (including the enforcement hereof), except for any portion of such claims, losses or liabilities of a particular person which a court of competent jurisdiction has found, in a final, nonappealable order, resulted by reason of such Person's gross negligence or willful misconduct. Upon demand, the Pledgor will pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts, which the Lender may incur in connection with:

(1) the administration of this Agreement or any Instrument relating hereto;

(2) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral;

(3) the exercise or enforcement of any of the rights of the Lender hereunder; or

(4) the failure by the Pledgor to perform or observe any of the provisions hereof.

The covenants contained in this **Section 8.1** shall survive the termination of all other provisions of this Agreement.

ARTICLE IX

MISCELLANEOUS PROVISIONS

SECTION 9.1 Reinstatement of Shareholders Agreement, By-laws and/or Articles of Incorporation. In the event that the Lender exercises its rights under **Article VII** hereof, and as a result Lender becomes the owner of the Stocks, the Borrower's charter documents shall be reinstated and all the rights and obligations thereunder shall become valid and enforceable between the Lender and its signatories without any further formality or action than the registration of Lender as the owner of the Stocks in the stock ledger of the Borrower held by the Transfer Agent.

SECTION 9.2 Protection of Collateral. The Lender may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing to so perform (it being understood that no such request need be given during any Event of Default), and the Lender may from time to time take any other action which the Lender reasonably deems necessary for the maintenance, preservation or protection of any of the Pledged Collateral or of the security interest therein, lien thereon and assignment thereof.

SECTION 9.3 Assignment. The Lender may assign or otherwise transfer all or a portion of their rights hereunder, including any instrument or instruments evidencing the Obligations or the Pledged Collateral, to any other person or entity, and such assignee shall thereupon be vested, to the extent of its interest, with all powers and rights given to Lender herein. This Agreement shall remain in full force and effect and shall be binding upon Pledgor and its successor and assigns, notwithstanding of the merger, consolidation, or reorganization of Pledgor.

SECTION 9.4 Amendments and Waivers. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor therefrom shall be effective unless the same shall be in writing and signed by the Lender, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

SECTION 9.5 Notices. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or delivered by certified mail, postage prepaid, return receipt requested, or, sent by telecopy or telex and confirmed by delivery via courier or postal service, addressed at the address set forth beneath the party's signature hereto, or as set forth in the Loan Agreement, or at such address as either party may designate in writing to the others.

SECTION 9.6 Lender's Duty. Other than holding the possession of the Pledged Collateral in accordance with safe and sound banking practices, the Lender shall not have any

other duty under the UCC to the Pledgor, and/or any other Person as to the Pledged Collateral in its possession and control or any income thereon, or as to the preservation of rights against third parties or any other rights pertaining thereto. The Lender assumes no responsibility for the correctness, validity or genuineness of the Pledged Collateral.

SECTION 9.7 Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Lender as the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to ask, demand, collect, sue for, recover, compound, receive and receipt for moneys due and to becomes due under or in respect of any Pledged Collateral, (ii) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, and (iii) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable to enforce the rights of the Lender with respect to the Pledged Collateral.

SECTION 9.8 Consent to Jurisdiction. THE PLEDGOR BY ITS EXECUTION HEREOF (A) HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF, AND (B) HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH PROCEEDING BROUGHT IN ONE OF THE ABOVE-NAMED COURTS IS IMPROPER, OR THAT THIS AGREEMENT OR ANY INSTRUMENT EVIDENCING THE OBLIGATIONS, OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT.

SECTION 9.9 Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA.

SECTION 9.10 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 9.11 Miscellaneous. This Agreement constitutes the entire agreement of the Pledgor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Agreement shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Agreement shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Agreement shall be equally applicable to the singular and plural forms of the terms defined.

SECTION 9.12 Provisions of the Loan Agreement. So long as they are not inconsistent with the terms hereof, all the covenants, clauses, representations and conditions of the Loan Agreement are incorporated herein by reference and made to form an integral part hereof, including without limitation, the rights, powers, privileges and immunities conferred and afforded to Lender there-under. The terms, clauses and provisions of this Agreement are in addition and not in limitation or substitution of the terms, clauses and provisions set forth in the Loan Agreement. In the event of any inconsistency between this Agreement and the Loan Agreement, the terms hereof shall be controlling as necessary to create, preserve and/or maintain

a valid, enforceable first priority lien and security interest under applicable law upon the Pledged Collateral, but otherwise, provisions of the Loan Agreement shall be controlling.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD., a company organized and existing under the laws of the Cayman Islands

By: ______________________
Charles T. Cassell, III

PLEDGOR

By: X ______________________
James Dale

STATE OF New York

COUNTY OF New York

The foregoing instrument was acknowledged before me this 17 day of Dec., 2012 by **James Dale**, who is either [✓] personally known to me or [___] has produced ______________________ as identification.

____
NOTARY PUBLIC, State of New York
Print Name: ARTURO ACEVEDO
Notary Public, State of New York
No. 01AC6116106
Qualified in Richmond County
Term Expires Sept 20, 2016.

My Commission expires: Sep. 20, 2016.

STATE OF Florida

COUNTY OF Miami-Dade

The foregoing instrument was acknowledged before me this 19th day of December, 2012 by Charles T. Cassell, III, as Manager of CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD, on behalf of said company, who is either [✓] personally known to me or [___] has produced ______________________ as identification.

JENNIFER GROBELNY
MY COMMISSION # DD 974524
EXPIRES: June 5, 2014
Bonded Thru Notary Public Underwriters

____
NOTARY PUBLIC, State of Florida
Print Name: Jennifer Grobelny

My Commission expires:

EXHIBIT A

TRANSFER OF INTEREST
IN STOCK CERTIFICATES 233 AND 234 FOR 13,000,000 SHARES OF
PANACHE BEVERAGE, INC.

The undersigned, ("Transferor") hereby assigns and transfers unto the Lender, (the "Trasferee") all of his interest in that certain Stock Certificate(s) No(s). 233 and 234 in his name for 13,000,000 shares of PANACHE BEVERAGE, INC. (the "Corporation"). .

Transferor represents and warrants that he holds full title to the said Certificates, free and clear of all liens and security interests other than that certain security in interest and pledge in favor of the Lender, securing debt of the Corporation to such Lender in accordance to that certain Stock Pledge and Security Agreement dated December , 2012.

Transferor hereby irrevocably constitutes and appoints Transfer Agent to transfer the said Certificates to the Transferee on the books of said Corporation.

Executed this ____ day of December, 2012.

By: [signature]
James Dale

STATE OF New York

COUNTY OF New York

The foregoing instrument was acknowledged before me this 13 day of December, 2012 by **James Dale**, who is either [ ] personally known to me or [✓] has produced NY Learner Permit as identification.

JOSHUA A SANTANA
Notary Public - State of New York
No. 01SA6220781
Qualified in Queens County
My Commission Expires April 19, 2014

[signature]
NOTARY PUBLIC, State of New York
Print Name: Joshua Santana

My Commission expires:

SIGNATURE GUARANTEED

By: Assaf Rubina

[signature]

EXHIBIT A

TRANSFER OF INTEREST
IN STOCK CERTIFICATES 233 AND 234 FOR 13,000,000 SHARES OF
PANACHE BEVERAGE, INC.

The undersigned, ("Transferor") hereby assigns and transfers unto the Lender, (the "Trasferee") all of his interest in that certain Stock Certificate(s) No(s). 233 and 234 in his name for 13,000,000 shares of PANACHE BEVERAGE, INC. (the "Corporation"). .

Transferor represents and warrants that he holds full title to the said Certificates, free and clear of all liens and security interests other than that certain security in interest and pledge in favor of the Lender, securing debt of the Corporation to such Lender in accordance to that certain Stock Pledge and Security Agreement dated December , 2012.

Transferor hereby irrevocably constitutes and appoints Transfer Agent to transfer the said Certificates to the Transferee on the books of said Corporation.

Executed this ____ day of December, 2012.

By:______________________________
James Dale

STATE OF New York
COUNTY OF New York

The foregoing instrument was acknowledged before me this 17 day of Dec., 2012 by **James Dale**, who is either [✓] personally known to me or [___] has produced ______________________ as identification.

____
NOTARY PUBLIC, State of New York
Print Name: ARTURO ACEVEDO
Notary Public, State of New York
No. 01AC6116106
Qualified in Richmond County
Term Expires Sept 20, 2016.

My Commission expires: Sep 20 2016.

SIGNATURE GUARANTEED

By: ______________________________

EXHIBIT "B"

COPIES OF SHARE CERTIFICATES

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA.

RESTRICTED STOCK

NUMBER

0234

BMX DEVELOPMENT CORP.

SHARES

10,440,000

AUTHORIZED COMMON STOCK: 200,000,000 SHARES
PAR VALUE: $.001

CUSIP NO. 055672109

THIS CERTIFIES THAT

JAMES DALE

Is the Record Holder of:

*** Ten Million Four Hundred Forty Thousand ***

Fully paid and non-assessable Shares of Common Stock of $.001 Par Value each of

BMX DEVELOPMENT CORP.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Florida, and to the Articles of Incorporation and By-laws of the Corporation, as now or hereafter amended.

This certificate is not valid until countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: August 25, 2011

PRESIDENT

CHIEF EXECUTIVE OFFICER

BMX DEVELOPMENT CORP. CORPORATE Seal FLORIDA

COUNTERSIGNED & REGISTERED

COUNTERSIGNED Transfer Agent-Authorized Signature

GUARDIAN REGISTRAR AND TRANSFER, INC. 7951 S.W. 6th Street, Suite 216 / Plantation, FL 33324

CS2-333 DALE 61

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA.

NUMBER

J333

N/K/A

PANACHE BEVERAGE, INC.

SHARES

2,460,000

AUTHORIZED COMMON STOCK: 200,000,000 SHARES
PAR VALUE: $.001

CUSIP NO. 698105103

THIS CERTIFIES THAT

RESTRICTED

JAMES DALE

Is the Record Holder of:

*** Two Million Four Hundred Sixty Thousand ***

Fully paid and non-assessable Shares of Common Stock of $.001 Par Value each of

BMX DEVELOPMENT CORP.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Florida, and to the Articles of Incorporation and By-laws of the Corporation, as now or hereafter amended.

This certificate is not valid until countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: December 28, 2012

PRESIDENT

CHIEF EXECUTIVE OFFICER

BMX DEVELOPMENT CORP. CORPORATE Seal FLORIDA

COUNTERSIGNED & REGISTERED

GUARDIAN REGISTRAR AND TRANSFER, INC. 7951 S.W. 6th Street, Suite 216 / Plantation, FL 33324

COUNTERSIGNED Transfer Agent-Authorized Signature

STOCK PLEDGE AND SECURITY AGREEMENT

This STOCK PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of December 21, 2012 (the "Effective Date"), by and between **MIS BEVERAGE HOLDINGS LLC**, of legal age, property owner and resident of the State of New York (herein called the "Pledgor") and **CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD.**, a company organized and existing under the laws of the Cayman Islands, (as "Lender").

WITNESSETH

WHEREAS, Lender and Panache Beverages, Inc. (the "Borrower") entered into a Loan Agreement dated the date hereof, providing for a term loan in the sum of **TWO MILLION ONE HUNDRED THOUSAND DOLLARS ($2,100,000.00)** (the "Loan Agreement"), and the documents, instruments, and agreements ancillary thereto.

WHEREAS, as a condition of, and in order to induce Lender to extend credit under the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Pledgor has agreed to execute and deliver to Lender, a pledge agreement and security interest upon all of Pledgor's voting trust certificates with respect to the shares of common stock of Borrower, as more particularly set forth hereinafter.

WHEREAS, Pledgor shall derive benefit from the credit facilities extended to Borrower.

NOW, THEREFORE, in consideration and satisfaction of the foregoing premises, the Pledgor and the Lender, agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Terms. The following terms, when used in this Agreement, including the introductory paragraph and Recitals hereto shall, unless the context otherwise requires, have the following meanings:

"Agreement" is defined in the introductory paragraph hereto.

"Applicable Law" means and includes the applicable statutes and rules of the State of Florida or of any other applicable jurisdiction and all applicable regulations promulgated thereunder and interpretations thereof by a governmental authority charged with the administration or the interpretation thereof, and all applicable statutes and orders, requests, directives, instructions and notices of any governmental authority of the State of Florida or of any other applicable jurisdiction.

"Closing Date" means the date of this Agreement.

"Instrument" means any contract, agreement, indenture, mortgage, certificate or other document or writing (whether by formal agreement, letter or otherwise) including, without limitation, any initial transaction statement, under which any obligation is evidenced, assumed or undertaken, or any right to any lien is granted or perfected.

"Loan Documents" means, collectively, the "Loan Documents" as such term is defined in the Loan Agreement.

"Note" means, collectively, the "Note" as such term is defined in the Loan Agreement.

"Obligations" means all now or hereinafter existing indebtedness, obligations and liabilities of Borrower, and Pledgor arising out of or related to this Agreement, the Loan Agreement, the Notes, and the other Loan Documents, whether direct or indirect, absolute or

contingent, arising by contract, by operation of law or otherwise, including the guaranty of the full, punctual and irrevocable payment, whether for principal, interest, costs, fees, expenses or otherwise, and the performance when due of all of the above-mentioned obligations.

"Pledgors Associates" shall mean collectively Agata Podedworny, James Dale and Sjored de Jong, all of whom have issued similar pledges of stock owned by them in Panache Beverages, Inc.

"UCC" means the Uniform Commercial Act as in effect in the State of Florida or any corresponding provisions of Applicable Law, as amended from time to time.

"Pledged Collateral" is defined in **Section 2.1** hereof.

"Proceeds" shall mean whatever is received upon the sale, dividends, distributions, exchange, collection or other disposition of the Pledged Collateral and all "proceeds" thereof, as such term is defined in the UCC.

"Stocks" means the certificates for shares of common stock of Panache Beverages, Inc., and Warrant Agreements for the purchase of common stock of Panache Beverages, Inc.

"Trading Volume Formula" shall mean the number of equity securities that may be sold during any three-month period which cannot exceed the greater of one percent (1%) of the outstanding shares of the same class being sold or the greater of one percent (1%) of the average reported weekly trading volume during the four weeks preceding the filing a notice of sale on Form 144.

"Transfer Agent" shall mean Guardian Register & Transfer, Inc. located at 7951 SW 6 Street, Plantation, FL contact person Elson Soto Jr. 954-915-0105.

"Warrants" means warrants (which have been authorized) and will be issued for 600,000 shares of stock in Panache Beverage Inc.

SECTION 1.2 Definitions. Unless otherwise defined herein or the context otherwise requires, the term used in this Agreement shall have the meaning ascribed to such term in the Loan Agreement.

SECTION 1.3 UCC Definitions. Unless otherwise defined in **Sections 1.1** and **1.2** hereof or the context otherwise requires, terms for which meanings are provided in Chapter 9 of the UCC are used in this Agreement with such meanings.

SECTION 1.4 General Provisions Relating to Definitions. Terms for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the term defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting, the generality of any description preceding such term. Each reference herein to any Person shall include a reference to such Person's successors and assigns.

ARTICLE II

PLEDGE AND ASSIGNMENT

SECTION 2.1 Grant of Security Interest and Pledge and Assignment. The Pledgor hereby pledges, assigns, charges, mortgages, delivers and transfers to the Lender and hereby grants to the Lender, a continuing first priority security interest in and lien on all of the Pledgor's rights, title and interest in, to and over the Stocks and Warrants, together with all Proceeds and products thereof (collectively, the "Pledged Collateral"). A copy of the certificates evidencing the Stocks are attached hereto as **Exhibit B**, the originals of which shall be delivered by Pledgor to Lender on the date of execution of this Agreement, together with a fully executed Stock Power transferring said interest to Lender, with Pledgers' signatures guaranteed the date of which may be filled in by Lender upon an Event of Default as defined in the Loan Agreement.

SECTION 2.2 Security for Obligations. This Agreement (and the Pledged Collateral) secures the prompt irrevocable payment in full and performance when due of all of the Obligations. In addition, all charges, costs and expenses, including reasonable attorney's fees, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, shall, to the extent lawful, become a part of the Obligations secured hereby.

SECTION 2.3 Perfection of Security; Further Assurances. On or prior to the Closing Date, the Pledgor shall deliver the Pledged Collateral to the Lender and will make, execute, acknowledge and deliver or cause to be delivered to the Lender and take all other action necessary or advisable to carry out the intent and purposes of this Agreement or for assuring and

confirming to the Lender the first priority perfected rights of the Lender, in the Pledged Collateral provided hereunder, including, without limitation, the filing of a duly executed UCC-1 financing statement ("Financing Statement") with the Department of State of New York, and in the State of Florida Secured Transaction Registry, and the recording of the pledge and assignment effected hereby in the books and records of the Pledgor and/or the execution of the "Stock Power" in form and substance as **Exhibit A** hereof in order to perfect the security interest and assignment granted to the Lender, hereunder. The Pledgor hereby confirms its intention to create in the Lender, a continuing first priority lien upon and collateral assignment of all rights and property included within the definition of "Pledged Collateral".

SECTION 2.4 Security Interest and Assignment Absolute. All rights and security interests of the Lender, granted hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of, and shall not be impaired or affected by:

(1) any lack of validity or enforceability of the Loan Agreement, the Note or any other Loan Document relating to any thereof or to any of the Obligations;

(2) any change in the legal existence, structure or ownership of the Pledgor, any bankruptcy or insolvency proceeding affecting the Pledgor or any property of the Pledgor or any resulting release or discharge of any obligation contained in the Loan Agreement;

(3) the failure of the Lender:

(a) to assert any claim or demand or to enforce any right or remedy against the Pledgor or under the provisions of this Agreement, the

Loan Agreement, the Notes, the Loan Documents, or any other Instrument relating to any thereof, or

(b) to exercise any right or remedy against any Pledged Collateral;

(4) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment to, waiver or other modification of, or any consent to any departure from, the Loan Agreement, the Note, the Loan Documents, or any other Instrument relating to any thereof;

(5) any increase, reduction, limitation, impairment or termination of the Obligations, for any reason, including any claim of waiver, release, surrender, alteration or compromise, and any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, un-genuineness, irregularity, compromise, or unenforceability of, or any other event or occurrence affecting, any of the Obligations; or

(6) any other circumstances which might otherwise constitute a surety-ship or other defense available to, or a legal or equitable discharge of, the Pledgor.

SECTION 2.5 Continuing Security Interest and Assignment; Transfer of Obligations. This Agreement has created and shall create a continuing security interest in, lien on and assignment of the Pledged Collateral and shall:

(1) remain in full force and effect until the irrevocable payment and performance in full of all the Obligations;

(2) be binding upon the Pledgor and its successors; and

(3) inure to the benefit of the Lender and its successors, transferees and assigns.

The Lender may assign or otherwise transfer (in whole or in part) their interests in the Obligations, the Stock, the Loan Agreement, the Note and the other Loan Documents or any other obligation held by it to any other person or entity without the prior written consent of the Pledgor. Upon the irrevocable payment in full of all the Obligations, the security interest and collateral assignment granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. Upon any such termination, the Lender will, at the Lender's sole expense, promptly execute and deliver to the Pledgor all Instruments and other assurances as the Pledgor shall reasonably request to evidence such termination and will duly assign, transfer and deliver to the Pledgor all Pledged Collateral in the possession of the Lender.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Lender as follows:

SECTION 3.1 Capacity. The Pledgor has full capacity to enter into contractual obligations and has been advised by legal counsel as to the effect and legal repercussion of the execution of this Agreement.

SECTION 3.2 Ownership, No Liens, etc. The Pledgor is the sole legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge, assign and grant a security interest over) all Pledged Collateral purported to be pledged and assigned by the Pledgor to the Lender, hereunder, free and clear of all liens and encumbrances, except for liens and encumbrances created by this Agreement in favor of the Lender. As of the date of this

Agreement, the Pledged Collateral represents stock certificates: (i) numbered 236 for 2,000,000 shares of common stock and (ii) warrants to purchase common stock for 600,000 shares of **PANACHE BEVERAGES, INC.**, issued and outstanding, a copy of which certificate #236 is appended on Exhibit B.

SECTION 3.3 Valid Security Interest. The execution and delivery of this Agreement to Lender and the filing of the Financing Statement is effective to create, in favor of the Lender, a valid, perfected, first priority security interest in, lien on and collateral assignment of the Pledged Collateral, and no further notices, filing, action or other approval is or will be necessary to perfect, protect or enforce such security interest, lien and collateral assignment.

SECTION 3.4 Stocks. The Stock is validly issued, non-assessable and fully paid shares of common stock of Panache Beverages, Inc.

SECTION 3.5 Authorization, Approval, etc. This Agreement has been duly executed by the Pledgor and is in full force and effect, and the agreements and obligations of the Pledgor hereunder constitute the legal, valid and binding obligations of the Pledgor, enforceable against the Pledgor in accordance with their respective terms. Neither the execution and delivery of this Agreement by the Pledgor, nor the creation of the security interest created or the assignment made hereunder, nor the consummation of any of the transactions contemplated hereby has constituted or resulted in, or will constitute or result in, a breach of any Applicable Law, judgment or decree applicable to the Pledgor, or any contract, agreement, indenture or other instrument to which the Pledgor is a party or by which any such Pledgor's property is bound, or require notice to or the consent of any third party other than those notices or consents which have been given or obtained prior to or as of the Closing Date. No approval, authorization or

other action of any governmental authority is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement or the transactions contemplated hereby.

ARTICLE IV

COVENANTS

SECTION 4.1 Certain Affirmative and Negative Covenants. The Pledgor covenants and agrees with the Lender and warrants that, until all the Obligations have been irrevocably paid and satisfied in full, the Pledgor will:

SECTION 4.1.1 Future Collateral. From time to time, take, or cause to be taken, all actions, at the sole expense of the Lender, necessary, or reasonably requested by the Administrative Agent, including, without limitation, those actions referred to in **Sections 2.3** and **4.1.2** hereof, to pledge, assign, charge, mortgage, deliver and transfer to the Administrative Agent, and to grant to the Lender, a continuing first priority security interest in and lien on all of the Pledgor's rights, title and interests in, to and under all of the Pledged Collateral delivered or distributed to or received by, or required to be delivered or distributed to or received by, the Pledgor after the date hereof. In connection therewith, the Pledgor hereby also covenants and agrees to prepare and deliver to the Lender written confirmation, in form and substance satisfactory to the Lender, of the pledge and assignment to the Lender hereunder of the Pledgor's rights, title and interests in, to and under all such Pledged Collateral.

SECTION 4.1.2 Further Assurances Generally. (i) Defend the right and title herein granted unto the Administrative Agent in and to the Pledged Collateral (and all right, title

and interest represented or evidenced by the Pledged Collateral) against the claims and demands of any other person; (ii) promptly execute and deliver all further instruments and other assurances, and take, or cause to be taken, all further action, at the sole expense of the Lender, that may be reasonably necessary or desirable, or that the Lender may reasonably request, in order to perfect, protect or continue any security interest, lien or assignment purported to be granted under this Agreement or to enable the Lender to exercise or enforce its rights and remedies hereunder with respect to any Pledged Collateral; and (iii) furnish to the Lender all such Financing Statements, initial transaction statements, certificates, legal opinions and other documents, and give all such notices and obtain all such approvals, consents and acknowledgments as the Lender may reasonably request in order to give full effect to this Agreement and to maintain, preserve, safeguard and continue at all times all or any of the rights, remedies, powers and privileges of the Lender under this Agreement.

SECTION 4.1.3 Continuous Pledge and Assignment. At all times, keep all of the Pledged Collateral pledged and assigned to the Lender pursuant to the terms of this Agreement.

SECTION 4.1.4 Cash Proceeds. Except for cash dividends paid and received in accordance with the provisions of the Loan Agreement, which shall not be subject to the provisions hereof, deliver (properly endorsed where required hereby or requested by the Lender) to the Lender, promptly upon receipt thereof by the Pledgor, all Proceeds and all other cash payments and other monies received by the Pledgor in respect of the Pledged Collateral, if any, all of which shall be held by the Lender, as additional Pledged Collateral and distributed as provided for in section 7.1.7. All Proceeds, cash payments and other monies, and all other additional Pledged Collateral received by the Pledgor after the Closing Date, shall, in each case,

until delivery to the Lender, be held by the Pledgor separate and apart from its other property in trust for the Lender. When such Event of Default has been cured, Lender shall return to Pledgor all cash payments and other monies which Lender has held during the Event of Default. All Proceeds, income and other monies received by the Lender pursuant to this **Section 4.1.4**, shall be applied by the Lender in accordance with **Section 7.1.7** herein.

SECTION 4.1.5 Dissolution. Not consent to or otherwise approve or take any action to cause the dissolution, liquidation, winding up or termination of the Borrower.

SECTION 4.1.6 No Dividends or Distributions. Unless as otherwise provided in the Loan Agreement, not permit Borrower to declare or pay any cash dividend or make any distribution on the Stocks of Pledgor in violation of the Loan Agreement.

SECTION 4.1.7 Impairment of Rights. Not take or knowingly omit to take any action, the taking or omission of which would prejudice, delay or impair in any way whatsoever all or any of the rights, remedies, powers or privileges of the Lender hereunder, under this Agreement, the Notes, the Loan Agreement or the Loan Documents.

SECTION 4.1.8 No Sales or Other Liens. Except as permitted in Section 3.20 of the Loan Agreement which provides for a sale and release of up to 1,000,000 shares of stock in the aggregate of the total amount of shares pledged to Lender collectively by Pledgor and Pledgor`s Associates . Pledgor shall not sell, transfer, pledge or assign or otherwise encumber all or any part of the Pledged Collateral (except in favor of the Lender, pursuant to the terms hereof and except for the security interest created and the assignment made hereunder), nor shall it create, incur or suffer to be created or incurred, or permit to exist, any liens or assignments of any kind upon the Pledged Collateral.

SECTION 4.1.9 Additional Issues of Stock. Within ten (10) business days of their issuance, deliver to the Lender such additional certificates of Stock in the event the Borrower at any time after the Closing Date issues stock of the Borrower to Pledgor, including any further issues of stock of the Borrower pursuant to a conversion of convertible preferred stock or other convertible securities, or effect a stock dividend or stock split, stock warrants, subdivision or reclassification or similar event of its shares of stock.

SECTION 4.1.10 Acknowledgment by Pledgor. Pledgor hereby acknowledges having read and understood the obligations imposed on Borrower pursuant to Section 6.15 (E) of the Loan Agreement, and hereby agrees to be bound by such covenant.

SECTION 4.1.11 Restrictions. The one year time limt Restriction pursuant to Rule 144 on the Pledged Collateral will lapse during the month of April 2013 and be no longer in effect, however, the other restrictions provided for under Rule 144 will still apply. If Lender exercises and succeeds to Pledgor's interest, it will have limited rights to resell based on the "Trading Volume Formula" and other restrictions under Rule 144 and any and all other SEC Rules and Regulations as may now exist or may be promulgated from time to time. Pledgor warrants that Panache Beverages Inc has never been cited or alleged to be a "shell company" under SEC regulations.

ARTICLE V

VOTING RIGHTS

SECTION 5.1 Voting Rights, Dividends, etc. in Respect of the Pledged Collateral.

SECTION 5.1.1 So long as no Event of Default shall have occurred and be continuing, Pledgor may exercise any and all voting and other consensual rights pertaining to

any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement and the Loan Agreement, provided, however, that Pledgor, upon regaining its right to vote the Stock, shall not exercise or refrain from exercising any such right if such action or inaction would have a Material Adverse Effect on Borrower or the value or sale-ability on the Pledged Collateral or any part thereof;

SECTION 5.1.2 Any and all (a) dividends and distributions payable in cash declared and/or paid in contravention of the provisions of the Loan Agreement limiting payment of dividends, (b) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, in contravention of the provisions of the Loan Agreement and (c) dividends and distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus and (d) cash paid, payable or otherwise, distributed in redemption of, or in exchange for any Pledged Collateral, shall be (i) delivered to Lender and applied as set forth in Section 7.1.7.

ARTICLE VI

EVENTS OF DEFAULT

SECTION 6 Events of Default. Any one of the following events shall be considered an event of default (each, an "Event of Default"):

(a) An "Event of Default" (as such term is defined in the Loan Agreement) shall occur; or

(b) Pledgor shall fail to perform or observe any other material term or condition of this Agreement and such failure shall remain unremedied for a period of thirty (30) days after written notice from the Lender to the Pledgor. It shall not be construed that the thirty (30) days period referenced in this subsection (c) shall have the effect of increasing any cure periods allowed under the Loan Agreement, the Note or the Loan Documents. Further provided that the above mentioned cure period shall not be applicable to the requirements of perfection of the Pledged Collateral.

ARTICLE VII

REMEDIES

SECTION 7.1 Actions upon an Event of Default. Upon the occurrence of an Event of Default:

SECTION 7.1.1 Sale; Foreclosure. The Lender shall have the right to foreclose on the lien of the pledge herein granted upon the Pledged Collateral to exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all rights and remedies of a secured party upon default under the UCC or other Applicable Law, and also may, without notice, except as specified below, sell the Pledged Collateral or any part thereof at public sale before a Notary Public, for cash or credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Lender may adjourn any public sale from time to time by announcement

at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

SECTION 7.1.2 Purchase of Pledged Collateral. The Lender may buy any part or all of the Pledged Collateral at any public sale, and may make payments thereof in cash or by application of amounts owed by Pledgor under this Agreement and the amounts owed by Borrower under the Note and the Loan Documents.

SECTION 7.1.3 Voting Rights. All rights of Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to **Section 5.1.1** and to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to **Section 5.1.2** shall cease, and all such rights shall thereupon become vested in Lender, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payment.

SECTION 7.1.4 Other Rights. Without limiting the generality of the foregoing, Lender may at its option, to the extent permitted by law, exercise any and all rights, privileges or options, pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of Borrower, or upon the exercise by any subsidiary of any right, privilege or option pertaining to any Pledged Collateral.

SECTION 7.1.5 Compliance with Laws. The Pledgor agrees to do or cause to be done, at the Pledgor's sole expense, all such other acts and things as may be reasonably

necessary to make any sales of all or any portion of the Pledged Collateral pursuant to this **Section 7.1** valid and binding and in compliance with any and all Applicable Laws.

SECTION 7.1.6 Marshaling. The Lender shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Pledged Collateral) for, or other assurances of payment of the Obligations, to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of the Lender hereunder and the Lender in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Pledgor hereby agrees that it will not invoke any Applicable Law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Administrative Agent's rights under this Agreement, the Note, the Loan Agreement, the Loan Documents or any other Instrument creating or evidencing any of the Obligations or under which any of such obligations is outstanding or by which any of such obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Pledgor hereby irrevocably waives the benefits of all such laws.

SECTION 7.1.7 Application of Proceeds. All cash Proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral pursuant to the exercise of its remedies hereunder, and all Proceeds, income and all other cash payments and other monies received by the Lender pursuant to **Sections 4.1.4** or **5.1** hereof, shall be applied by the Lender as follows: (i) to all costs and expenses of Lender (including reasonable attorney's fees and disbursements) incurred in the collection and foreclosure of the Pledged Collateral and/or any and all of the Obligations, (ii) to the payment in full of the Obligations then outstanding in the order or priority determined by Lender, and (iii) any amounts remaining thereafter shall be paid to Pledgor, or as required by applicable law.

SECTION 7.1.8 No Waiver; Remedies Cumulative. No delay, act or omission on the part of the Lender of any of its rights hereunder shall be deemed a waiver of any rights hereunder unless also contained in a writing signed by the Lender, nor shall any single or partial exercise of, or any failure to exercise, any right, power or privilege preclude any other or further or initial exercise thereof or of any other right, power or privilege. The rights and remedies provided herein are cumulative, and not exclusive of rights and remedies which may be granted or provided by Applicable Law.

ARTICLE VIII

INDEMNIFICATION

SECTION 8.1 Indemnity and Expenses. The within pledge, assignment and security interest is for collateral purposes only, and the Lender shall not, by virtue of this Agreement or its receipt of any Pledged Collateral be deemed to be a member of the Borrower or to have any liability for the debts, obligations or liabilities of the Pledgor. The Pledgor hereby indemnifies, saves and holds harmless the Lender, and the members, officers, directors, employees, agents, subsidiaries and affiliates of the Lender and the Lenders, from and against any and all claims, damages, judgments, losses and liabilities (including, without limitation, all reasonable fees and disbursements of counsel with whom any such person may consult in connection herewith and all expenses of litigation or preparation therefore) arising out of or resulting from this Agreement (including the enforcement hereof), except for any portion of such claims, losses or liabilities of a particular person which a court of competent jurisdiction has found, in a final, nonappealable order, resulted by reason of such Person's gross negligence or willful misconduct. Upon demand, the Pledgor will pay to the Lender the amount of any and all reasonable expenses,

including the reasonable fees and disbursements of its counsel and of any experts, which the Lender may incur in connection with:

(1) the administration of this Agreement or any Instrument relating hereto;

(2) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral;

(3) the exercise or enforcement of any of the rights of the Lender hereunder; or

(4) the failure by the Pledgor to perform or observe any of the provisions hereof.

The covenants contained in this **Section 8.1** shall survive the termination of all other provisions of this Agreement.

ARTICLE IX

MISCELLANEOUS PROVISIONS

SECTION 9.1 Reinstatement of Shareholders Agreement, By-laws and/or Articles of Incorporation. In the event that the Lender exercises its rights under **Article VII** hereof, and as a result Lender becomes the owner of the Stocks, the Borrower's charter documents shall be reinstated and all the rights and obligations thereunder shall become valid and enforceable between the Lender and its signatories without any further formality or action than the registration of Lender as the owner of the Stocks in the stock ledger of the Borrower held by the Transfer Agent.

SECTION 9.2 Protection of Collateral. The Lender may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing to so perform (it being understood that no such

request need be given during any Event of Default), and the Lender may from time to time take any other action which the Lender reasonably deems necessary for the maintenance, preservation or protection of any of the Pledged Collateral or of the security interest therein, lien thereon and assignment thereof.

SECTION 9.3 Assignment. The Lender may assign or otherwise transfer all or a portion of their rights hereunder, including any instrument or instruments evidencing the Obligations or the Pledged Collateral, to any other person or entity, and such assignee shall thereupon be vested, to the extent of its interest, with all powers and rights given to Lender herein. This Agreement shall remain in full force and effect and shall be binding upon Pledgor and its successor and assigns, notwithstanding of the merger, consolidation, or reorganization of Pledgor.

SECTION 9.4 Amendments and Waivers. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor therefrom shall be effective unless the same shall be in writing and signed by the Lender, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

SECTION 9.5 Notices. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or delivered by certified mail, postage prepaid, return receipt requested, or, sent by telecopy or telex and confirmed by delivery via courier or postal service, addressed at the address set forth beneath the party's signature hereto, or as set

forth in the Loan Agreement, or at such address as either party may designate in writing to the others.

SECTION 9.6 Lender's Duty. Other than holding the possession of the Pledged Collateral in accordance with safe and sound banking practices, the Lender shall not have any other duty under the UCC to the Pledgor, and/or any other Person as to the Pledged Collateral in its possession and control or any income thereon, or as to the preservation of rights against third parties or any other rights pertaining thereto. The Lender assumes no responsibility for the correctness, validity or genuineness of the Pledged Collateral.

SECTION 9.7 Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Lender as the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to ask, demand, collect, sue for, recover, compound, receive and receipt for moneys due and to becomes due under or in respect of any Pledged Collateral, (ii) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, and (iii) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable to enforce the rights of the Lender with respect to the Pledged Collateral.

SECTION 9.8 Consent to Jurisdiction. THE PLEDGOR BY ITS EXECUTION HEREOF (A) HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF, AND (B) HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF

MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH PROCEEDING BROUGHT IN ONE OF THE ABOVE-NAMED COURTS IS IMPROPER, OR THAT THIS AGREEMENT OR ANY INSTRUMENT EVIDENCING THE OBLIGATIONS, OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT.

SECTION 9.9 Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA.

SECTION 9.10 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 9.11 Miscellaneous. This Agreement constitutes the entire agreement of the Pledgor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Agreement shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Agreement shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Agreement shall be equally applicable to the singular and plural forms of the terms defined.

SECTION 9.12 Provisions of the Loan Agreement. So long as they are not inconsistent with the terms hereof, all the covenants, clauses, representations and conditions of the Loan Agreement are incorporated herein by reference and made to form an integral part hereof, including without limitation, the rights, powers, privileges and immunities conferred and

afforded to Lender there-under. The terms, clauses and provisions of this Agreement are in addition and not in limitation or substitution of the terms, clauses and provisions set forth in the Loan Agreement. In the event of any inconsistency between this Agreement and the Loan Agreement, the terms hereof shall be controlling as necessary to create, preserve and/or maintain a valid, enforceable first priority lien and security interest under applicable law upon the Pledged Collateral, but otherwise, provisions of the Loan Agreement shall be controlling.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD., a company organized and existing under the laws of the Cayman Islands

By: ______________________
CHARLES T. CASSELL, III

PLEDGOR

MIS BEVERAGE HOLDINGS LLC

By: ______________________
Name: Ian Gutman
Title: President

STATE OF Florida

COUNTY OF Miami-Dade

The foregoing instrument was acknowledged before me this 18th day of December, 2012 by Ian Jeffrey Gutman as President of MIS BEVERAGE HOLDINGS LLC, on behalf of said limited liability company who is either [ ] personally known to me or [X] has produced Fl. driver license as identification.

NOTARY PUBLIC-STATE OF FLORIDA
Judith E. Robertson
Commission # EE102415
Expires: JUNE 13, 2015
BONDED THRU ATLANTIC BONDING CO, INC.

____
NOTARY PUBLIC, State of FL.
Print Name: JUDITH E. ROBERTSON

My Commission expires:

STATE OF FLORIDA

COUNTY OF Miami-Dade

The foregoing instrument was acknowledged before me this 19th day of December, 2012 by Charles T. Cassell, III as Manager of CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD, on behalf of said company, who is either [✓] personally known to me or [ ] has produced ______________________ as identification.

____
NOTARY PUBLIC, State of Florida
Print Name: Jennifer Grobelny

My Commission expires:

JENNIFER GROBELNY
MY COMMISSION # DD 974524
EXPIRES: June 5, 2014
Bonded Thru Notary Public Underwriters

EXHIBIT A

TRANSFER OF INTEREST
IN STOCK CERTIFICATE 236 FOR 2,000,000 SHARES OF
PANACHE BEVERAGE, INC.

The undersigned, ("Transferor") hereby assigns and transfers unto the Lender, (the "Trasferee") all of its interest in that certain Stock Certificate No. 236 in its name for 2,000,000 shares of PANACHE BEVERAGE, INC. (the "Corporation"). .

Transferor represents and warrants that he holds full title to the said Certificates, free and clear of all liens and security interests other than that certain security in interest and pledge in favor of the Lender, securing debt of the Corporation to such Lender in accordance to that certain Stock Pledge and Security Agreement dated December , 2012.

Transferor hereby irrevocably constitutes and appoints Transfer Agent to transfer the said Certificates to the Transferee on the books of said Corporation.

Executed this 18 day of December, 2012.

MIS BEVERAGE HOLDINGS, LLC

By: [signature]

STATE OF Florida

COUNTY OF Miami-Dade

The foregoing instrument was acknowledged before me this 18th day of December, 2012 by Ian Jeffrey Gutman as Manager of MIS BEVERAGE HOLDINGS LLC, on behalf of said limited liabilty company who is either [ ] personally known to me or [X] has produced FL driver license as identification.

NOTARY PUBLIC-STATE OF FLORIDA
Judith E. Robertson
Commission # EE102415
Expires: JUNE 13, 2015
BONDED THRU ATLANTIC BONDING CO., INC.

[signature]
NOTARY PUBLIC, State of FL
Print Name: JUDITH E. ROBERTSON

My Commission expires: 6|13|15

SIGNATURE GUARANTEED

By: ______________________

EXHIBIT "B"

COPIES OF SHARE CERTIFICATE

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA.

RESTRICTED STOCK

NUMBER 0236

SHARES ***2,000,000***

N/K/A
PANACHE BEVERAGE, INC.

AUTHORIZED COMMON STOCK: 200,000,000 SHARES
PAR VALUE: $.001

CUSIP NO. 055672109

THIS CERTIFIES THAT

MIS BEVERAGE HOLDINGS, LLC.

Is the Record Holder of:

*** Two Million ***

Fully paid and non-assessable Shares of Common Stock of $.001 Par Value each of

BMX DEVELOPMENT CORP.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Florida, and to the Articles of Incorporation and By-laws of the Corporation, as now or hereafter amended.

This certificate is not valid until countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: August 25, 2011

PRESIDENT

CHIEF EXECUTIVE OFFICER

BMX DEVELOPMENT CORP. CORPORATE Seal FLORIDA

COUNTERSIGNED & REGISTERED

GUARDIAN REGISTRAR AND TRANSFER, INC. 7951 S.W. 6th Street, Suite 216 Plantation, FL 33324

COUNTERSIGNED Transfer Agent-Authorized Signature

STOCK PLEDGE AND SECURITY AGREEMENT

This STOCK PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of December 21, 2012 (the "Effective Date"), by and between **AGATA PODEDWORNY**, of legal age, property owner and resident of the State of New York (herein called the "Pledgor") and **CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD.**, a company organized and existing under the laws of the Cayman Islands, (as "Lender").

WITNESSETH

WHEREAS, Lender and Panache Beverages, Inc. (the "Borrower") entered into a Loan Agreement dated the date hereof, providing for a term loan in the sum of **TWO MILLION ONE HUNDRED THOUSAND DOLLARS ($2,100,000.00)** (the "Loan Agreement"), and the documents, instruments, and agreements ancillary thereto.

WHEREAS, as a condition of, and in order to induce Lender to extend credit under the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Pledgor has agreed to execute and deliver to Lender, a pledge agreement and security interest upon all of Pledgor's voting trust certificates with respect to the shares of common stock of Borrower, as more particularly set forth hereinafter.

WHEREAS, Pledgor shall derive benefit from the credit facilities extended to Borrower.

NOW, THEREFORE, in consideration and satisfaction of the foregoing premises, the Pledgor and the Lender, agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Terms. The following terms, when used in this Agreement, including the introductory paragraph and Recitals hereto shall, unless the context otherwise requires, have the following meanings:

"Agreement" is defined in the introductory paragraph hereto.

"Applicable Law" means and includes the applicable statutes and rules of the State of Florida or of any other applicable jurisdiction and all applicable regulations promulgated thereunder and interpretations thereof by a governmental authority charged with the administration or the interpretation thereof, and all applicable statutes and orders, requests, directives, instructions and notices of any governmental authority of the State of Florida or of any other applicable jurisdiction.

"Closing Date" means the date of this Agreement.

"Instrument" means any contract, agreement, indenture, mortgage, certificate or other document or writing (whether by formal agreement, letter or otherwise) including, without limitation, any initial transaction statement, under which any obligation is evidenced, assumed or undertaken, or any right to any lien is granted or perfected.

"Loan Documents" means, collectively, the "Loan Documents" as such term is defined in the Loan Agreement.

"Note" means, collectively, the "Note" as such term is defined in the Loan Agreement.

"Obligations" means all now or hereinafter existing indebtedness, obligations and liabilities of Borrower, and Pledgor arising out of or related to this Agreement, the Loan Agreement, the Notes, and the other Loan Documents, whether direct or indirect, absolute or

contingent, arising by contract, by operation of law or otherwise, including the guaranty of the full, punctual and irrevocable payment, whether for principal, interest, costs, fees, expenses or otherwise, and the performance when due of all of the above-mentioned obligations.

"Pledgors Associates" shall mean collectively James Dale, M.I.S. Beverage Holdings, LLC and Sjored de Jong , all of whom have issued similar pledges of stock owned by them in Panache Beverages, Inc.

"UCC" means the Uniform Commercial Act as in effect in the State of Florida or any corresponding provisions of Applicable Law, as amended from time to time.

"Pledged Collateral" is defined in **Section 2.1** hereof.

"Proceeds" shall mean whatever is received upon the sale, dividends, distributions, exchange, collection or other disposition of the Pledged Collateral and all "proceeds" thereof, as such term is defined in the UCC.

"Stocks" means the certificates for shares of common stock of Panache Beverages, Inc., and Warrant Agreements for the purchase of common stock of Panache Beverages, Inc.

"Trading Volume Formula" shall mean the number of equity securities that may be sold during any three-month period which cannot exceed the greater of one percent (1%) of the outstanding shares of the same class being sold or the greater of one percent (1%) of the average reported weekly trading volume during the four weeks preceding the filing a notice of sale on Form 144.

"Transfer Agent" shall mean Guardian Register & Transfer, Inc. located at 7951 SW 6 Street, Plantation, FL contact person Elson Soto Jr. 954-915-0105.

"Warrants" means warrants (which have been authorized) and will be issued for 600,000 shares of stock in Panache Beverage Inc.

SECTION 1.2 Definitions. Unless otherwise defined herein or the context otherwise requires, the term used in this Agreement shall have the meaning ascribed to such term in the Loan Agreement.

SECTION 1.3 UCC Definitions. Unless otherwise defined in **Sections 1.1** and **1.2** hereof or the context otherwise requires, terms for which meanings are provided in Chapter 9 of the UCC are used in this Agreement with such meanings.

SECTION 1.4 General Provisions Relating to Definitions. Terms for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the term defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting, the generality of any description preceding such term. Each reference herein to any Person shall include a reference to such Person's successors and assigns.

ARTICLE II

PLEDGE AND ASSIGNMENT

SECTION 2.1 Grant of Security Interest and Pledge and Assignment. The Pledgor hereby pledges, assigns, charges, mortgages, delivers and transfers to the Lender and hereby grants to the Lender, a continuing first priority security interest in and lien on all of the Pledgor's rights, title and interest in, to and over the Stocks and Warrants, together with all Proceeds and products thereof (collectively, the "Pledged Collateral"). A copy of the certificates evidencing

the Stocks are attached hereto as **Exhibit B**, the originals of which shall be delivered by Pledgor to Lender on the date of execution of this Agreement, together with a fully executed Stock Power transferring said interest to Lender, with Pledgers' signatures guaranteed the date of which may be filled in by Lender upon an Event of Default as defined in the Loan Agreement.

SECTION 2.2 Security for Obligations. This Agreement (and the Pledged Collateral) secures the prompt irrevocable payment in full and performance when due of all of the Obligations. In addition, all charges, costs and expenses, including reasonable attorney's fees, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, shall, to the extent lawful, become a part of the Obligations secured hereby.

SECTION 2.3 Perfection of Security; Further Assurances. On or prior to the Closing Date, the Pledgor shall deliver the Pledged Collateral to the Lender and will make, execute, acknowledge and deliver or cause to be delivered to the Lender and take all other action necessary or advisable to carry out the intent and purposes of this Agreement or for assuring and confirming to the Lender the first priority perfected rights of the Lender, in the Pledged Collateral provided hereunder, including, without limitation, the filing of a duly executed UCC-1 financing statement ("Financing Statement") with the Department of State of New York, and in the State of Florida Secured Transaction Registry, and the recording of the pledge and assignment effected hereby in the books and records of the Pledgor and/or the execution of the "Stock Power" in form and substance as **Exhibit A** hereof in order to perfect the security interest and assignment granted to the Lender, hereunder. The Pledgor hereby confirms its intention to

create in the Lender, a continuing first priority lien upon and collateral assignment of all rights and property included within the definition of "Pledged Collateral".

SECTION 2.4 Security Interest and Assignment Absolute. All rights and security interests of the Lender, granted hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of, and shall not be impaired or affected by:

(1) any lack of validity or enforceability of the Loan Agreement, the Note or any other Loan Document relating to any thereof or to any of the Obligations;

(2) any change in the legal existence, structure or ownership of the Pledgor, any bankruptcy or insolvency proceeding affecting the Pledgor or any property of the Pledgor or any resulting release or discharge of any obligation contained in the Loan Agreement;

(3) the failure of the Lender:

(a) to assert any claim or demand or to enforce any right or remedy against the Pledgor or under the provisions of this Agreement, the Loan Agreement, the Notes, the Loan Documents, or any other Instrument relating to any thereof, or

(b) to exercise any right or remedy against any Pledged Collateral;

(4) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment to, waiver or other modification of, or any consent to any departure from, the Loan Agreement, the Note, the Loan Documents, or any other Instrument relating to any thereof;

(5) any increase, reduction, limitation, impairment or termination of the Obligations, for any reason, including any claim of waiver, release, surrender, alteration or compromise, and any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, un-genuineness, irregularity, compromise, or unenforceability of, or any other event or occurrence affecting, any of the Obligations; or

(6) any other circumstances which might otherwise constitute a surety-ship or other defense available to, or a legal or equitable discharge of, the Pledgor.

SECTION 2.5 Continuing Security Interest and Assignment; Transfer of Obligations. This Agreement has created and shall create a continuing security interest in, lien on and assignment of the Pledged Collateral and shall:

(1) remain in full force and effect until the irrevocable payment and performance in full of all the Obligations;

(2) be binding upon the Pledgor and its successors; and

(3) inure to the benefit of the Lender and its successors, transferees and assigns.

The Lender may assign or otherwise transfer (in whole or in part) their interests in the Obligations, the Stock, the Loan Agreement, the Note and the other Loan Documents or any other obligation held by it to any other person or entity without the prior written consent of the Pledgor. Upon the irrevocable payment in full of all the Obligations, the security interest and collateral assignment granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. Upon any such termination, the Lender will, at the Lender's sole expense, promptly execute and deliver to the Pledgor all Instruments and other assurances as the Pledgor

shall reasonably request to evidence such termination and will duly assign, transfer and deliver to the Pledgor all Pledged Collateral in the possession of the Lender.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Lender as follows:

SECTION 3.1 Capacity. The Pledgor has full capacity to enter into contractual obligations and has been advised by legal counsel as to the effect and legal repercussion of the execution of this Agreement.

SECTION 3.2 Ownership, No Liens, etc. The Pledgor is the sole legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge, assign and grant a security interest over) all Pledged Collateral purported to be pledged and assigned by the Pledgor to the Lender, hereunder, free and clear of all liens and encumbrances, except for liens and encumbrances created by this Agreement in favor of the Lender. As of the date of this Agreement, the Pledged Collateral represents: stock certificate numbered 235 for 4,000,000 shares of common stock and (ii) warrants to purchase common stock for 300,000 shares of **PANACHE BEVERAGES, INC.**, issued and outstanding, a copy of which certificate #235 is appended on Exhibit B.

SECTION 3.3 Valid Security Interest. The execution and delivery of this Agreement to Lender and the filing of the Financing Statement is effective to create, in favor of the Lender, a valid, perfected, first priority security interest in, lien on and collateral assignment of the Pledged

Collateral, and no further notices, filing, action or other approval is or will be necessary to perfect, protect or enforce such security interest, lien and collateral assignment.

SECTION 3.4 Stocks. The Stock is validly issued, non-assessable and fully paid shares of common stock of Panache Beverages, Inc.

SECTION 3.5 Authorization, Approval, etc. This Agreement has been duly executed by the Pledgor and is in full force and effect, and the agreements and obligations of the Pledgor hereunder constitute the legal, valid and binding obligations of the Pledgor, enforceable against the Pledgor in accordance with their respective terms. Neither the execution and delivery of this Agreement by the Pledgor, nor the creation of the security interest created or the assignment made hereunder, nor the consummation of any of the transactions contemplated hereby has constituted or resulted in, or will constitute or result in, a breach of any Applicable Law, judgment or decree applicable to the Pledgor, or any contract, agreement, indenture or other instrument to which the Pledgor is a party or by which any such Pledgor's property is bound, or require notice to or the consent of any third party other than those notices or consents which have been given or obtained prior to or as of the Closing Date. No approval, authorization or other action of any governmental authority is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement or the transactions contemplated hereby.

ARTICLE IV

COVENANTS

SECTION 4.1 Certain Affirmative and Negative Covenants. The Pledgor covenants and agrees with the Lender and warrants that, until all the Obligations have been irrevocably paid and satisfied in full, the Pledgor will:

SECTION 4.1.1 Future Collateral. From time to time, take, or cause to be taken, all actions, at the sole expense of the Lender, necessary, or reasonably requested by the Administrative Agent, including, without limitation, those actions referred to in **Sections 2.3** and **4.1.2** hereof, to pledge, assign, charge, mortgage, deliver and transfer to the Administrative Agent, and to grant to the Lender, a continuing first priority security interest in and lien on all of the Pledgor's rights, title and interests in, to and under all of the Pledged Collateral delivered or distributed to or received by, or required to be delivered or distributed to or received by, the Pledgor after the date hereof. In connection therewith, the Pledgor hereby also covenants and agrees to prepare and deliver to the Lender written confirmation, in form and substance satisfactory to the Lender, of the pledge and assignment to the Lender hereunder of the Pledgor's rights, title and interests in, to and under all such Pledged Collateral.

SECTION 4.1.2 Further Assurances Generally. (i) Defend the right and title herein granted unto the Administrative Agent in and to the Pledged Collateral (and all right, title and interest represented or evidenced by the Pledged Collateral) against the claims and demands of any other person; (ii) promptly execute and deliver all further instruments and other assurances, and take, or cause to be taken, all further action, at the sole expense of the Lender, that may be reasonably necessary or desirable, or that the Lender may reasonably request, in order to perfect, protect or continue any security interest, lien or assignment purported to be granted under this Agreement or to enable the Lender to exercise or enforce its rights and

remedies hereunder with respect to any Pledged Collateral; and (iii) furnish to the Lender all such Financing Statements, initial transaction statements, certificates, legal opinions and other documents, and give all such notices and obtain all such approvals, consents and acknowledgments as the Lender may reasonably request in order to give full effect to this Agreement and to maintain, preserve, safeguard and continue at all times all or any of the rights, remedies, powers and privileges of the Lender under this Agreement.

SECTION 4.1.3 Continuous Pledge and Assignment. At all times, keep all of the Pledged Collateral pledged and assigned to the Lender pursuant to the terms of this Agreement.

SECTION 4.1.4 Cash Proceeds. Except for cash dividends paid and received in accordance with the provisions of the Loan Agreement, which shall not be subject to the provisions hereof, deliver (properly endorsed where required hereby or requested by the Lender) to the Lender, promptly upon receipt thereof by the Pledgor, all Proceeds and all other cash payments and other monies received by the Pledgor in respect of the Pledged Collateral, if any, all of which shall be held by the Lender, as additional Pledged Collateral and distributed as provided for in section 7.1.7. All Proceeds, cash payments and other monies, and all other additional Pledged Collateral received by the Pledgor after the Closing Date, shall, in each case, until delivery to the Lender, be held by the Pledgor separate and apart from its other property in trust for the Lender. When such Event of Default has been cured, Lender shall return to Pledgor all cash payments and other monies which Lender has held during the Event of Default. All Proceeds, income and other monies received by the Lender pursuant to this **Section 4.1.4**, shall be applied by the Lender in accordance with **Section 7.1.7** herein.

SECTION 4.1.5 Dissolution. Not consent to or otherwise approve or take any action to cause the dissolution, liquidation, winding up or termination of the Borrower.

SECTION 4.1.6 No Dividends or Distributions. Unless as otherwise provided in the Loan Agreement, not permit Borrower to declare or pay any cash dividend or make any distribution on the Stocks of Pledgor in violation of the Loan Agreement.

SECTION 4.1.7 Impairment of Rights. Not take or knowingly omit to take any action, the taking or omission of which would prejudice, delay or impair in any way whatsoever all or any of the rights, remedies, powers or privileges of the Lender hereunder, under this Agreement, the Notes, the Loan Agreement or the Loan Documents.

SECTION 4.1.8 No Sales or Other Liens. Except as permitted in Section 3.20 of the Loan Agreement which provides for a sale and release of up to 1,000,000 shares of stock in the aggregate of the total amount of shares pledged to Lender collectively by Pledgor and Pledgor`s Associates . Pledgor shall not sell, transfer, pledge or assign or otherwise encumber all or any part of the Pledged Collateral (except in favor of the Lender, pursuant to the terms hereof and except for the security interest created and the assignment made hereunder), nor shall it create, incur or suffer to be created or incurred, or permit to exist, any liens or assignments of any kind upon the Pledged Collateral.

SECTION 4.1.9 Additional Issues of Stock. Within ten (10) business days of their issuance, deliver to the Lender such additional certificates of Stock in the event the Borrower at any time after the Closing Date issues stock of the Borrower to Pledgor, including any further issues of stock of the Borrower pursuant to a conversion of convertible preferred

stock or other convertible securities, or effect a stock dividend or stock split, stock warrants, subdivision or reclassification or similar event of its shares of stock.

SECTION 4.1.10 Acknowledgment by Pledgor. Pledgor hereby acknowledges having read and understood the obligations imposed on Borrower pursuant to Section 6.15 (E) of the Loan Agreement, and hereby agrees to be bound by such covenant.

SECTION 4.1.11 Restrictions. The one year time limt Restriction pursuant to Rule 144 on the Pledged Collateral will lapse during the month of April 2013 and be no longer in effect, however, the other restrictions provided for under Rule 144 will still apply. If Lender exercises and succeeds to Pledgor's interest, it will have limited rights to resell based on the "Trading Volume Formula" and other restrictions under Rule 144 and any and all other SEC Rules and Regulations as may now exist or may be promulgated from time to time. Pledgor warrants that Panache Beverages Inc has never been cited or alleged to be a "shell company" under SEC regulations.

ARTICLE V

VOTING RIGHTS

SECTION 5.1 Voting Rights, Dividends, etc. in Respect of the Pledged Collateral.

SECTION 5.1.1 So long as no Event of Default shall have occurred and be continuing, Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement and the Loan Agreement, provided, however, that Pledgor, upon regaining its right to vote the Stock, shall not exercise or refrain from exercising any such right if such action or inaction would have

a Material Adverse Effect on Borrower or the value or sale-ability on the Pledged Collateral or any part thereof;

SECTION 5.1.2 Any and all (a) dividends and distributions payable in cash declared and/or paid in contravention of the provisions of the Loan Agreement limiting payment of dividends, (b) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, in contravention of the provisions of the Loan Agreement and (c) dividends and distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus and (d) cash paid, payable or otherwise, distributed in redemption of, or in exchange for any Pledged Collateral, shall be (i) delivered to Lender and applied as set forth in Section 7.1.7.

ARTICLE VI

EVENTS OF DEFAULT

SECTION 6 Events of Default. Any one of the following events shall be considered an event of default (each, an "Event of Default"):

(a) An "Event of Default" (as such term is defined in the Loan Agreement) shall occur; or

(b) Pledgor shall fail to perform or observe any other material term or condition of this Agreement and such failure shall remain unremedied for a period of thirty (30) days after written notice from the Lender to the Pledgor. It shall not be construed that the

thirty (30) days period referenced in this subsection (c) shall have the effect of increasing any cure periods allowed under the Loan Agreement, the Note or the Loan Documents. Further provided that the above mentioned cure period shall not be applicable to the requirements of perfection of the Pledged Collateral.

ARTICLE VII

REMEDIES

SECTION 7.1 Actions upon an Event of Default. Upon the occurrence of an Event of Default:

SECTION 7.1.1 Sale; Foreclosure. The Lender shall have the right to foreclose on the lien of the pledge herein granted upon the Pledged Collateral to exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all rights and remedies of a secured party upon default under the UCC or other Applicable Law, and also may, without notice, except as specified below, sell the Pledged Collateral or any part thereof at public sale before a Notary Public, for cash or credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Lender may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

SECTION 7.1.2 Purchase of Pledged Collateral. The Lender may buy any part or all of the Pledged Collateral at any public sale, and may make payments thereof in cash or by

application of amounts owed by Pledgor under this Agreement and the amounts owed by Borrower under the Note and the Loan Documents.

SECTION 7.1.3 Voting Rights. All rights of Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to **Section 5.1.1** and to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to **Section 5.1.2** shall cease, and all such rights shall thereupon become vested in Lender, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payment.

SECTION 7.1.4 Other Rights. Without limiting the generality of the foregoing, Lender may at its option, to the extent permitted by law, exercise any and all rights, privileges or options, pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of Borrower, or upon the exercise by any subsidiary of any right, privilege or option pertaining to any Pledged Collateral.

SECTION 7.1.5 Compliance with Laws. The Pledgor agrees to do or cause to be done, at the Pledgor's sole expense, all such other acts and things as may be reasonably necessary to make any sales of all or any portion of the Pledged Collateral pursuant to this **Section 7.1** valid and binding and in compliance with any and all Applicable Laws.

SECTION 7.1.6 Marshaling. The Lender shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Pledged Collateral) for, or other assurances of payment of the Obligations, to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of

the Lender hereunder and the Lender in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Pledgor hereby agrees that it will not invoke any Applicable Law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Administrative Agent's rights under this Agreement, the Note, the Loan Agreement, the Loan Documents or any other Instrument creating or evidencing any of the Obligations or under which any of such obligations is outstanding or by which any of such obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Pledgor hereby irrevocably waives the benefits of all such laws.

SECTION 7.1.7 Application of Proceeds. All cash Proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral pursuant to the exercise of its remedies hereunder, and all Proceeds, income and all other cash payments and other monies received by the Lender pursuant to **Sections 4.1.4** or **5.1** hereof, shall be applied by the Lender as follows: (i) to all costs and expenses of Lender (including reasonable attorney's fees and disbursements) incurred in the collection and foreclosure of the Pledged Collateral and/or any and all of the Obligations, (ii) to the payment in full of the Obligations then outstanding in the order or priority determined by Lender, and (iii) any amounts remaining thereafter shall be paid to Pledgor, or as required by applicable law.

SECTION 7.1.8 No Waiver; Remedies Cumulative. No delay, act or omission on the part of the Lender of any of its rights hereunder shall be deemed a waiver of any rights hereunder unless also contained in a writing signed by the Lender, nor shall any single or partial exercise of, or any failure to exercise, any right, power or privilege preclude any other or further or initial exercise thereof or of any other right, power or privilege. The rights and remedies

provided herein are cumulative, and not exclusive of rights and remedies which may be granted or provided by Applicable Law.

ARTICLE VIII

INDEMNIFICATION

SECTION 8.1 Indemnity and Expenses. The within pledge, assignment and security interest is for collateral purposes only, and the Lender shall not, by virtue of this Agreement or its receipt of any Pledged Collateral be deemed to be a member of the Borrower or to have any liability for the debts, obligations or liabilities of the Pledgor. The Pledgor hereby indemnifies, saves and holds harmless the Lender, and the members, officers, directors, employees, agents, subsidiaries and affiliates of the Lender and the Lenders, from and against any and all claims, damages, judgments, losses and liabilities (including, without limitation, all reasonable fees and disbursements of counsel with whom any such person may consult in connection herewith and all expenses of litigation or preparation therefore) arising out of or resulting from this Agreement (including the enforcement hereof), except for any portion of such claims, losses or liabilities of a particular person which a court of competent jurisdiction has found, in a final, nonappealable order, resulted by reason of such Person's gross negligence or willful misconduct. Upon demand, the Pledgor will pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts, which the Lender may incur in connection with:

(1) the administration of this Agreement or any Instrument relating hereto;

(2) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral;

(3) the exercise or enforcement of any of the rights of the Lender hereunder; or

(4) the failure by the Pledgor to perform or observe any of the provisions hereof.

The covenants contained in this **Section 8.1** shall survive the termination of all other provisions of this Agreement.

ARTICLE IX

MISCELLANEOUS PROVISIONS

SECTION 9.1 Reinstatement of Shareholders Agreement, By-laws and/or Articles of Incorporation. In the event that the Lender exercises its rights under **Article VII** hereof, and as a result Lender becomes the owner of the Stocks, the Borrower's charter documents shall be reinstated and all the rights and obligations thereunder shall become valid and enforceable between the Lender and its signatories without any further formality or action than the registration of Lender as the owner of the Stocks in the stock ledger of the Borrower held by the Transfer Agent.

SECTION 9.2 Protection of Collateral. The Lender may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing to so perform (it being understood that no such request need be given during any Event of Default), and the Lender may from time to time take any other action which the Lender reasonably deems necessary for the maintenance, preservation or protection of any of the Pledged Collateral or of the security interest therein, lien thereon and assignment thereof.

SECTION 9.3 Assignment. The Lender may assign or otherwise transfer all or a portion of their rights hereunder, including any instrument or instruments evidencing the Obligations or the Pledged Collateral, to any other person or entity, and such assignee shall thereupon be vested, to the extent of its interest, with all powers and rights given to Lender herein. This Agreement shall remain in full force and effect and shall be binding upon Pledgor and its successor and assigns, notwithstanding of the merger, consolidation, or reorganization of Pledgor.

SECTION 9.4 Amendments and Waivers. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor therefrom shall be effective unless the same shall be in writing and signed by the Lender, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

SECTION 9.5 Notices. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or delivered by certified mail, postage prepaid, return receipt requested, or, sent by telecopy or telex and confirmed by delivery via courier or postal service, addressed at the address set forth beneath the party's signature hereto, or as set forth in the Loan Agreement, or at such address as either party may designate in writing to the others.

SECTION 9.6 Lender's Duty. Other than holding the possession of the Pledged Collateral in accordance with safe and sound banking practices, the Lender shall not have any

other duty under the UCC to the Pledgor, and/or any other Person as to the Pledged Collateral in its possession and control or any income thereon, or as to the preservation of rights against third parties or any other rights pertaining thereto. The Lender assumes no responsibility for the correctness, validity or genuineness of the Pledged Collateral.

SECTION 9.7 Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Lender as the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to ask, demand, collect, sue for, recover, compound, receive and receipt for moneys due and to becomes due under or in respect of any Pledged Collateral, (ii) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, and (iii) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable to enforce the rights of the Lender with respect to the Pledged Collateral.

SECTION 9.8 Consent to Jurisdiction. THE PLEDGOR BY ITS EXECUTION HEREOF (A) HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF, AND (B) HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH PROCEEDING BROUGHT IN ONE OF THE ABOVE-NAMED COURTS IS IMPROPER, OR THAT THIS AGREEMENT OR ANY INSTRUMENT EVIDENCING THE OBLIGATIONS, OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT.

SECTION 9.9 Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA.

SECTION 9.10 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 9.11 Miscellaneous. This Agreement constitutes the entire agreement of the Pledgor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Agreement shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Agreement shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Agreement shall be equally applicable to the singular and plural forms of the terms defined.

SECTION 9.12 Provisions of the Loan Agreement. So long as they are not inconsistent with the terms hereof, all the covenants, clauses, representations and conditions of the Loan Agreement are incorporated herein by reference and made to form an integral part hereof, including without limitation, the rights, powers, privileges and immunities conferred and afforded to Lender there-under. The terms, clauses and provisions of this Agreement are in addition and not in limitation or substitution of the terms, clauses and provisions set forth in the Loan Agreement. In the event of any inconsistency between this Agreement and the Loan Agreement, the terms hereof shall be controlling as necessary to create, preserve and/or maintain

a valid, enforceable first priority lien and security interest under applicable law upon the Pledged Collateral, but otherwise, provisions of the Loan Agreement shall be controlling.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD., a company organized and existing under the laws of the Cayman Islands

By: ______________________
Charles T. Cassell, III

PLEDGOR

By: ______________________
Agata Podedworny

STATE OF New York

COUNTY OF New York

JOSHUA A SANTANA
Notary Public - State of New York
No. 01SA6220781
Qualified in Queens County
My Commission Expires April 19, 2014

The foregoing instrument was acknowledged before me this 13 day of ________, 2012 by **Agata Podedworny**, who is either [✓] personally known to me or [__] has produced NY Driver License as identification.

____
NOTARY PUBLIC, State of New York
Print Name: Joshua Santana

My Commission expires:

STATE OF FLORIDA

COUNTY OF Miami-Dade

The foregoing instrument was acknowledged before me this 19th day of December, 2012 by Charles T. Cassell, III, as Manager of CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD, on behalf of said company, who is either [✓] personally known to me or [__] has produced ______________________ as identification.

____
NOTARY PUBLIC, State of Florida
Print Name: Jennifer Grobelny

My Commission expires:

JENNIFER GROBELNY
MY COMMISSION # DD 974524
EXPIRES: June 5, 2014
Bonded Thru Notary Public Underwriters

EXHIBIT A

TRANSFER OF INTEREST
IN STOCK CERTIFICATE 235 FOR 4,000,000 SHARES OF
PANACHE BEVERAGE, INC.

The undersigned, ("Transferor") hereby assigns and transfers unto the Lender, (the "Trasferee") all of his interest in that certain Stock Certificate No 235 in her name for 4,000,000 shares of PANACHE BEVERAGE, INC. (the "Corporation"). .

Transferor represents and warrants that he holds full title to the said Certificates, free and clear of all liens and security interests other than that certain security in interest and pledge in favor of the Lender, securing debt of the Corporation to such Lender in accordance to that certain Stock Pledge and Security Agreement dated December , 2012.

Transferor hereby irrevocably constitutes and appoints Transfer Agent to transfer the said Certificates to the Transferee on the books of said Corporation.

Executed this ____ day of December, 2012.

By: ______________________
Agata Podedworny

STATE OF New York

COUNTY OF New York

The foregoing instrument was acknowledged before me this 13 day of ____________, 2012 by Agata Podedworny, who is either [ ] personally known to me or [✓] has produced NY Driver License as identification.

JOSHUA A SANTANA
Notary Public - State of New York
No. 01SA6220781
Qualified in Queens County
My Commission Expires April 19, 2014

NOTARY PUBLIC, State of New York
Print Name: Joshua Santana

My Commission expires:

SIGNATURE GUARANTEED

By: Assaf Rubina

EXHIBIT "B"

COPIES OF SHARE CERTIFICATE

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA.

RESTRICTED STOCK

NUMBER 0235

BMX DEVELOPMENT CORP.

SHARES ***4,000,000***

AUTHORIZED COMMON STOCK: 200,000,000 SHARES
PAR VALUE: $.001

CUSIP NO. 055672109

THIS CERTIFIES THAT

AGATA PODEDWORNY

Is the Record Holder of:

*** Four Million ***

Fully paid and non-assessable Shares of Common Stock of $.001 Par Value each of

BMX DEVELOPMENT CORP.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Florida, and to the Articles of Incorporation and By-laws of the Corporation, as now or hereafter amended.

This certificate is not valid until countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: August 25, 2011

PRESIDENT

CHIEF EXECUTIVE OFFICER

BMX DEVELOPMENT CORP. CORPORATE Seal FLORIDA

COUNTERSIGNED & REGISTERED

GUARDIAN REGISTRAR AND TRANSFER, INC. 7951 S.W. 6th Street, Suite 216 / Plantation, FL 33324

COUNTERSIGNED Transfer Agent-Authorized Signature

STOCK PLEDGE AND SECURITY AGREEMENT

This STOCK PLEDGE AND SECURITY AGREEMENT (this "Agreement") is made as of December 21, 2012 (the "Effective Date"), by and between **SJOERD DE JONG**, of legal age, property owner and resident of the State of New York (herein called the "Pledgor") and **CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD.**, a company organized and existing under the laws of the Cayman Islands, (as "Lender").

WITNESSETH

WHEREAS, Lender and Panache Beverages, Inc. (the "Borrower") entered into a Loan Agreement dated the date hereof, providing for a term loan in the sum of **TWO MILLION ONE HUNDRED THOUSAND DOLLARS ($2,100,000.00)** (the "Loan Agreement"), and the documents, instruments, and agreements ancillary thereto.

WHEREAS, as a condition of, and in order to induce Lender to extend credit under the Loan Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Pledgor has agreed to execute and deliver to Lender, a pledge agreement and security interest upon all of Pledgor's voting trust certificates with respect to the shares of common stock of Borrower, as more particularly set forth hereinafter.

WHEREAS, Pledgor shall derive benefit from the credit facilities extended to Borrower.

NOW, THEREFORE, in consideration and satisfaction of the foregoing premises, the Pledgor and the Lender, agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Certain Terms. The following terms, when used in this Agreement, including the introductory paragraph and Recitals hereto shall, unless the context otherwise requires, have the following meanings:

"Agreement" is defined in the introductory paragraph hereto.

"Applicable Law" means and includes the applicable statutes and rules of the State of Florida or of any other applicable jurisdiction and all applicable regulations promulgated thereunder and interpretations thereof by a governmental authority charged with the administration or the interpretation thereof, and all applicable statutes and orders, requests, directives, instructions and notices of any governmental authority of the State of Florida or of any other applicable jurisdiction.

"Closing Date" means the date of this Agreement.

"Instrument" means any contract, agreement, indenture, mortgage, certificate or other document or writing (whether by formal agreement, letter or otherwise) including, without limitation, any initial transaction statement, under which any obligation is evidenced, assumed or undertaken, or any right to any lien is granted or perfected.

"Loan Documents" means, collectively, the "Loan Documents" as such term is defined in the Loan Agreement.

"Note" means, collectively, the "Note" as such term is defined in the Loan Agreement.

"Obligations" means all now or hereinafter existing indebtedness, obligations and liabilities of Borrower, and Pledgor arising out of or related to this Agreement, the Loan Agreement, the Notes, and the other Loan Documents, whether direct or indirect, absolute or

contingent, arising by contract, by operation of law or otherwise, including the guaranty of the full, punctual and irrevocable payment, whether for principal, interest, costs, fees, expenses or otherwise, and the performance when due of all of the above-mentioned obligations.

"Pledgors Associates" shall mean collectively Agata Podedworny, M.I.S. Beverage Holdings, LLC and James Dale, all of whom have issued similar pledges of stock owned by them in Panache Beverages, Inc.

"UCC" means the Uniform Commercial Act as in effect in the State of Florida or any corresponding provisions of Applicable Law, as amended from time to time.

"Pledged Collateral" is defined in **Section 2.1** hereof.

"Proceeds" shall mean whatever is received upon the sale, dividends, distributions, exchange, collection or other disposition of the Pledged Collateral and all "proceeds" thereof, as such term is defined in the UCC.

"Stocks" means the certificates for shares of common stock of Panache Beverages, Inc., and Warrant Agreements for the purchase of common stock of Panache Beverages, Inc.

"Trading Volume Formula" shall mean the number of equity securities that may be sold during any three-month period which cannot exceed the greater of one percent (1%) of the outstanding shares of the same class being sold or the greater of one percent (1%) of the average reported weekly trading volume during the four weeks preceding the filing a notice of sale on Form 144.

"Transfer Agent" shall mean Guardian Register & Transfer, Inc. located at 7951 SW 6 Street, Plantation, FL contact person Elson Soto Jr. 954-915-0105.

"Warrants" means warrants (which have been authorized) and will be issued for 600,000 shares of stock in Panache Beverage Inc.

SECTION 1.2 Definitions. Unless otherwise defined herein or the context otherwise requires, the term used in this Agreement shall have the meaning ascribed to such term in the Loan Agreement.

SECTION 1.3 UCC Definitions. Unless otherwise defined in **Sections 1.1** and **1.2** hereof or the context otherwise requires, terms for which meanings are provided in Chapter 9 of the UCC are used in this Agreement with such meanings.

SECTION 1.4 General Provisions Relating to Definitions. Terms for which meanings are defined in this Agreement shall apply equally to the singular and plural forms of the term defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term "including" means including, without limiting, the generality of any description preceding such term. Each reference herein to any Person shall include a reference to such Person's successors and assigns.

ARTICLE II

PLEDGE AND ASSIGNMENT

SECTION 2.1 Grant of Security Interest and Pledge and Assignment. The Pledgor hereby pledges, assigns, charges, mortgages, delivers and transfers to the Lender and hereby grants to the Lender, a continuing first priority security interest in and lien on all of the Pledgor's rights, title and interest in, to and over the Stocks and Warrants, together with all Proceeds and products thereof (collectively, the "Pledged Collateral"). A copy of the certificates evidencing

the Stocks are attached hereto as **<u>Exhibit B</u>**, the originals of which shall be delivered by Pledgor to Lender on the date of execution of this Agreement, together with a fully executed Stock Power transferring said interest to Lender, with Pledgers' signatures guaranteed the date of which may be filled in by Lender upon an Event of Default as defined in the Loan Agreement.

SECTION 2.2 <u>Security for Obligations</u>. This Agreement (and the Pledged Collateral) secures the prompt irrevocable payment in full and performance when due of all of the Obligations. In addition, all charges, costs and expenses, including reasonable attorney's fees, incurred or paid by the Lender in exercising any right, power or remedy conferred by this Agreement, or in the enforcement hereof, shall, to the extent lawful, become a part of the Obligations secured hereby.

SECTION 2.3 <u>Perfection of Security; Further Assurances</u>. On or prior to the Closing Date, the Pledgor shall deliver the Pledged Collateral to the Lender and will make, execute, acknowledge and deliver or cause to be delivered to the Lender and take all other action necessary or advisable to carry out the intent and purposes of this Agreement or for assuring and confirming to the Lender the first priority perfected rights of the Lender, in the Pledged Collateral provided hereunder, including, without limitation, the filing of a duly executed UCC-1 financing statement ("Financing Statement") with the Department of State of New York, and in the State of Florida Secured Transaction Registry, and the recording of the pledge and assignment effected hereby in the books and records of the Pledgor and/or the execution of the "Stock Power" in form and substance as **<u>Exhibit A</u>** hereof in order to perfect the security interest and assignment granted to the Lender, hereunder. The Pledgor hereby confirms its intention to

create in the Lender, a continuing first priority lien upon and collateral assignment of all rights and property included within the definition of "Pledged Collateral".

SECTION 2.4 Security Interest and Assignment Absolute. All rights and security interests of the Lender, granted hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional, irrespective of, and shall not be impaired or affected by:

(1) any lack of validity or enforceability of the Loan Agreement, the Note or any other Loan Document relating to any thereof or to any of the Obligations;

(2) any change in the legal existence, structure or ownership of the Pledgor, any bankruptcy or insolvency proceeding affecting the Pledgor or any property of the Pledgor or any resulting release or discharge of any obligation contained in the Loan Agreement;

(3) the failure of the Lender:

    (a) to assert any claim or demand or to enforce any right or remedy against the Pledgor or under the provisions of this Agreement, the Loan Agreement, the Notes, the Loan Documents, or any other Instrument relating to any thereof, or

    (b) to exercise any right or remedy against any Pledged Collateral;

(4) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment to, waiver or other modification of, or any consent to any departure from, the Loan Agreement, the Note, the Loan Documents, or any other Instrument relating to any thereof;

(5) any increase, reduction, limitation, impairment or termination of the Obligations, for any reason, including any claim of waiver, release, surrender, alteration or compromise, and any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, un-genuineness, irregularity, compromise, or unenforceability of, or any other event or occurrence affecting, any of the Obligations; or

(6) any other circumstances which might otherwise constitute a surety-ship or other defense available to, or a legal or equitable discharge of, the Pledgor.

SECTION 2.5 Continuing Security Interest and Assignment; Transfer of Obligations. This Agreement has created and shall create a continuing security interest in, lien on and assignment of the Pledged Collateral and shall:

(1) remain in full force and effect until the irrevocable payment and performance in full of all the Obligations;

(2) be binding upon the Pledgor and its successors; and

(3) inure to the benefit of the Lender and its successors, transferees and assigns.

The Lender may assign or otherwise transfer (in whole or in part) their interests in the Obligations, the Stock, the Loan Agreement, the Note and the other Loan Documents or any other obligation held by it to any other person or entity without the prior written consent of the Pledgor. Upon the irrevocable payment in full of all the Obligations, the security interest and collateral assignment granted hereby shall terminate and all rights to the Pledged Collateral shall revert to the Pledgor. Upon any such termination, the Lender will, at the Lender's sole expense, promptly execute and deliver to the Pledgor all Instruments and other assurances as the Pledgor

shall reasonably request to evidence such termination and will duly assign, transfer and deliver to the Pledgor all Pledged Collateral in the possession of the Lender.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

The Pledgor represents and warrants to the Lender as follows:

SECTION 3.1 Capacity. The Pledgor has full capacity to enter into contractual obligations and has been advised by legal counsel as to the effect and legal repercussion of the execution of this Agreement.

SECTION 3.2 Ownership, No Liens, etc. The Pledgor is the sole legal and beneficial owner of, and has good and marketable title to (and has full right and authority to pledge, assign and grant a security interest over) all Pledged Collateral purported to be pledged and assigned by the Pledgor to the Lender, hereunder, free and clear of all liens and encumbrances, except for liens and encumbrances created by this Agreement in favor of the Lender. As of the date of this Agreement, the Pledged Collateral represents stock certificates: (i) numbered 237 for 1,000,000 shares of common stock and warrants to purchase common stock for 300,000 shares of **PANACHE BEVERAGES, INC.**, issued and outstanding, a copy of which certificates #237 is appended on Exhibit B.

SECTION 3.3 Valid Security Interest. The execution and delivery of this Agreement to Lender and the filing of the Financing Statement is effective to create, in favor of the Lender, a valid, perfected, first priority security interest in, lien on and collateral assignment of the Pledged

Collateral, and no further notices, filing, action or other approval is or will be necessary to perfect, protect or enforce such security interest, lien and collateral assignment.

SECTION 3.4 Stocks. The Stock is validly issued, non-assessable and fully paid shares of common stock of Panache Beverages, Inc.

SECTION 3.5 Authorization, Approval, etc. This Agreement has been duly executed by the Pledgor and is in full force and effect, and the agreements and obligations of the Pledgor hereunder constitute the legal, valid and binding obligations of the Pledgor, enforceable against the Pledgor in accordance with their respective terms. Neither the execution and delivery of this Agreement by the Pledgor, nor the creation of the security interest created or the assignment made hereunder, nor the consummation of any of the transactions contemplated hereby has constituted or resulted in, or will constitute or result in, a breach of any Applicable Law, judgment or decree applicable to the Pledgor, or any contract, agreement, indenture or other instrument to which the Pledgor is a party or by which any such Pledgor's property is bound, or require notice to or the consent of any third party other than those notices or consents which have been given or obtained prior to or as of the Closing Date. No approval, authorization or other action of any governmental authority is required to be obtained by the Pledgor in connection with the execution, delivery or performance of this Agreement or the transactions contemplated hereby.

ARTICLE IV

COVENANTS

SECTION 4.1 Certain Affirmative and Negative Covenants. The Pledgor covenants and agrees with the Lender and warrants that, until all the Obligations have been irrevocably paid and satisfied in full, the Pledgor will:

SECTION 4.1.1 Future Collateral. From time to time, take, or cause to be taken, all actions, at the sole expense of the Lender, necessary, or reasonably requested by the Administrative Agent, including, without limitation, those actions referred to in **Sections 2.3** and **4.1.2** hereof, to pledge, assign, charge, mortgage, deliver and transfer to the Administrative Agent, and to grant to the Lender, a continuing first priority security interest in and lien on all of the Pledgor's rights, title and interests in, to and under all of the Pledged Collateral delivered or distributed to or received by, or required to be delivered or distributed to or received by, the Pledgor after the date hereof. In connection therewith, the Pledgor hereby also covenants and agrees to prepare and deliver to the Lender written confirmation, in form and substance satisfactory to the Lender, of the pledge and assignment to the Lender hereunder of the Pledgor's rights, title and interests in, to and under all such Pledged Collateral.

SECTION 4.1.2 Further Assurances Generally. (i) Defend the right and title herein granted unto the Administrative Agent in and to the Pledged Collateral (and all right, title and interest represented or evidenced by the Pledged Collateral) against the claims and demands of any other person; (ii) promptly execute and deliver all further instruments and other assurances, and take, or cause to be taken, all further action, at the sole expense of the Lender, that may be reasonably necessary or desirable, or that the Lender may reasonably request, in order to perfect, protect or continue any security interest, lien or assignment purported to be granted under this Agreement or to enable the Lender to exercise or enforce its rights and

remedies hereunder with respect to any Pledged Collateral; and (iii) furnish to the Lender all such Financing Statements, initial transaction statements, certificates, legal opinions and other documents, and give all such notices and obtain all such approvals, consents and acknowledgments as the Lender may reasonably request in order to give full effect to this Agreement and to maintain, preserve, safeguard and continue at all times all or any of the rights, remedies, powers and privileges of the Lender under this Agreement.

SECTION 4.1.3 Continuous Pledge and Assignment. At all times, keep all of the Pledged Collateral pledged and assigned to the Lender pursuant to the terms of this Agreement.

SECTION 4.1.4 Cash Proceeds. Except for cash dividends paid and received in accordance with the provisions of the Loan Agreement, which shall not be subject to the provisions hereof, deliver (properly endorsed where required hereby or requested by the Lender) to the Lender, promptly upon receipt thereof by the Pledgor, all Proceeds and all other cash payments and other monies received by the Pledgor in respect of the Pledged Collateral, if any, all of which shall be held by the Lender, as additional Pledged Collateral and distributed as provided for in section 7.1.7. All Proceeds, cash payments and other monies, and all other additional Pledged Collateral received by the Pledgor after the Closing Date, shall, in each case, until delivery to the Lender, be held by the Pledgor separate and apart from its other property in trust for the Lender. When such Event of Default has been cured, Lender shall return to Pledgor all cash payments and other monies which Lender has held during the Event of Default. All Proceeds, income and other monies received by the Lender pursuant to this **Section 4.1.4**, shall be applied by the Lender in accordance with **Section 7.1.7** herein.

EXHIBIT A

TRANSFER OF INTEREST
IN STOCK CERTIFICATE 237 FOR 1,000,000 SHARES OF
PANACHE BEVERAGE, INC.

The undersigned, ("Transferor") hereby assigns and transfers unto the Lender, (the "Trasferee") all of his interest in that certain Stock Certificate No 237 in its name for 1,000,000 shares of PANACHE BEVERAGE, INC. (the "Corporation"). .

Transferor represents and warrants that he holds full title to the said Certificates, free and clear of all liens and security interests other than that certain security in interest and pledge in favor of the Lender, securing debt of the Corporation to such Lender in accordance to that certain Stock Pledge and Security Agreement dated December , 2012.

Transferor hereby irrevocably constitutes and appoints Transfer Agent to transfer the said Certificates to the Transferee on the books of said Corporation.

Executed this ____ day of December, 2012.

By: ______________________
SJOERD DE JONG

DAVID SIMON
Notary Public, State of New York
NO. 01SI623333
Qualified in Richmond County
My Commission Expires 12-27-14

STATE OF NY

COUNTY OF NY

The foregoing instrument was acknowledged before me this 13 day of December, 2012 by **SJOERD DE JONG**, who is either [ ] personally known to me or [✓] has produced NYSDLicense#229687563 as identification.

____
NOTARY PUBLIC, State of NY
Print Name: David Simon

My Commission expires:

SIGNATURE GUARANTEED

By: David Simon TD Bank

stock or other convertible securities, or effect a stock dividend or stock split, stock warrants, subdivision or reclassification or similar event of its shares of stock.

SECTION 4.1.10 Acknowledgment by Pledgor. Pledgor hereby acknowledges having read and understood the obligations imposed on Borrower pursuant to Section 6.15 (E) of the Loan Agreement, and hereby agrees to be bound by such covenant.

SECTION 4.1.11 Restrictions. The one year time limt Restriction pursuant to Rule 144 on the Pledged Collateral will lapse during the month of April 2013 and be no longer in effect, however, the other restrictions provided for under Rule 144 will still apply. If Lender exercises and succeeds to Pledgor's interest, it will have limited rights to resell based on the "Trading Volume Formula" and other restrictions under Rule 144 and any and all other SEC Rules and Regulations as may now exist or may be promulgated from time to time. Pledgor warrants that Panache Beverages Inc has never been cited or alleged to be a "shell company" under SEC regulations.

ARTICLE V

VOTING RIGHTS

SECTION 5.1 Voting Rights, Dividends, etc. in Respect of the Pledged Collateral.

SECTION 5.1.1 So long as no Event of Default shall have occurred and be continuing, Pledgor may exercise any and all voting and other consensual rights pertaining to any Pledged Collateral for any purpose not inconsistent with the terms of this Agreement and the Loan Agreement, provided, however, that Pledgor, upon regaining its right to vote the Stock, shall not exercise or refrain from exercising any such right if such action or inaction would have

a Material Adverse Effect on Borrower or the value or sale-ability on the Pledged Collateral or any part thereof;

SECTION 5.1.2 Any and all (a) dividends and distributions payable in cash declared and/or paid in contravention of the provisions of the Loan Agreement limiting payment of dividends, (b) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of or in exchange for, any Pledged Collateral, in contravention of the provisions of the Loan Agreement and (c) dividends and distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus and (d) cash paid, payable or otherwise, distributed in redemption of, or in exchange for any Pledged Collateral, shall be (i) delivered to Lender and applied as set forth in Section 7.1.7.

ARTICLE VI

EVENTS OF DEFAULT

SECTION 6 Events of Default. Any one of the following events shall be considered an event of default (each, an "Event of Default"):

(a) An "Event of Default" (as such term is defined in the Loan Agreement) shall occur; or

(b) Pledgor shall fail to perform or observe any other material term or condition of this Agreement and such failure shall remain unremedied for a period of thirty (30) days after written notice from the Lender to the Pledgor. It shall not be construed that the

thirty (30) days period referenced in this subsection (c) shall have the effect of increasing any cure periods allowed under the Loan Agreement, the Note or the Loan Documents. Further provided that the above mentioned cure period shall not be applicable to the requirements of perfection of the Pledged Collateral.

ARTICLE VII

REMEDIES

SECTION 7.1 Actions upon an Event of Default. Upon the occurrence of an Event of Default:

SECTION 7.1.1 Sale; Foreclosure. The Lender shall have the right to foreclose on the lien of the pledge herein granted upon the Pledged Collateral to exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all rights and remedies of a secured party upon default under the UCC or other Applicable Law, and also may, without notice, except as specified below, sell the Pledged Collateral or any part thereof at public sale before a Notary Public, for cash or credit or for future delivery, and upon such other terms as the Lender may deem commercially reasonable. The Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Lender may adjourn any public sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

SECTION 7.1.2 Purchase of Pledged Collateral. The Lender may buy any part or all of the Pledged Collateral at any public sale, and may make payments thereof in cash or by

application of amounts owed by Pledgor under this Agreement and the amounts owed by Borrower under the Note and the Loan Documents.

SECTION 7.1.3 Voting Rights. All rights of Pledgor to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to **Section 5.1.1** and to receive the dividends and interest payments that it would otherwise be authorized to receive and retain pursuant to **Section 5.1.2** shall cease, and all such rights shall thereupon become vested in Lender, which shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral such dividends and interest payment.

SECTION 7.1.4 Other Rights. Without limiting the generality of the foregoing, Lender may at its option, to the extent permitted by law, exercise any and all rights, privileges or options, pertaining to any of the Pledged Collateral as if it were the absolute owner thereof, including, without limitation, the right to exchange in its discretion, any and all of the Pledged Collateral upon the merger, consolidation, reorganization, recapitalization or other adjustment of Borrower, or upon the exercise by any subsidiary of any right, privilege or option pertaining to any Pledged Collateral.

SECTION 7.1.5 Compliance with Laws. The Pledgor agrees to do or cause to be done, at the Pledgor's sole expense, all such other acts and things as may be reasonably necessary to make any sales of all or any portion of the Pledged Collateral pursuant to this **Section 7.1** valid and binding and in compliance with any and all Applicable Laws.

SECTION 7.1.6 Marshaling. The Lender shall not be required to marshal any present or future collateral security (including, but not limited to, this Agreement and the Pledged Collateral) for, or other assurances of payment of the Obligations, to resort to such collateral security or other assurances of payment in any particular order, and all of the rights of

the Lender hereunder and the Lender in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, the Pledgor hereby agrees that it will not invoke any Applicable Law relating to the marshaling of collateral which might cause delay in or impede the enforcement of the Administrative Agent's rights under this Agreement, the Note, the Loan Agreement, the Loan Documents or any other Instrument creating or evidencing any of the Obligations or under which any of such obligations is outstanding or by which any of such obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Pledgor hereby irrevocably waives the benefits of all such laws.

SECTION 7.1.7 Application of Proceeds. All cash Proceeds received by the Lender in respect of any sale of, collection from, or other realization upon, all or any part of the Pledged Collateral pursuant to the exercise of its remedies hereunder, and all Proceeds, income and all other cash payments and other monies received by the Lender pursuant to **Sections 4.1.4** or **5.1** hereof, shall be applied by the Lender as follows: (i) to all costs and expenses of Lender (including reasonable attorney's fees and disbursements) incurred in the collection and foreclosure of the Pledged Collateral and/or any and all of the Obligations, (ii) to the payment in full of the Obligations then outstanding in the order or priority determined by Lender, and (iii) any amounts remaining thereafter shall be paid to Pledgor, or as required by applicable law.

SECTION 7.1.8 No Waiver; Remedies Cumulative. No delay, act or omission on the part of the Lender of any of its rights hereunder shall be deemed a waiver of any rights hereunder unless also contained in a writing signed by the Lender, nor shall any single or partial exercise of, or any failure to exercise, any right, power or privilege preclude any other or further or initial exercise thereof or of any other right, power or privilege. The rights and remedies

provided herein are cumulative, and not exclusive of rights and remedies which may be granted or provided by Applicable Law.

ARTICLE VIII

INDEMNIFICATION

SECTION 8.1 Indemnity and Expenses. The within pledge, assignment and security interest is for collateral purposes only, and the Lender shall not, by virtue of this Agreement or its receipt of any Pledged Collateral be deemed to be a member of the Borrower or to have any liability for the debts, obligations or liabilities of the Pledgor. The Pledgor hereby indemnifies, saves and holds harmless the Lender, and the members, officers, directors, employees, agents, subsidiaries and affiliates of the Lender and the Lenders, from and against any and all claims, damages, judgments, losses and liabilities (including, without limitation, all reasonable fees and disbursements of counsel with whom any such person may consult in connection herewith and all expenses of litigation or preparation therefore) arising out of or resulting from this Agreement (including the enforcement hereof), except for any portion of such claims, losses or liabilities of a particular person which a court of competent jurisdiction has found, in a final, nonappealable order, resulted by reason of such Person's gross negligence or willful misconduct. Upon demand, the Pledgor will pay to the Lender the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts, which the Lender may incur in connection with:

(1) the administration of this Agreement or any Instrument relating hereto;

(2) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral;

(3) the exercise or enforcement of any of the rights of the Lender hereunder; or

(4) the failure by the Pledgor to perform or observe any of the provisions hereof.

The covenants contained in this **Section 8.1** shall survive the termination of all other provisions of this Agreement.

ARTICLE IX

MISCELLANEOUS PROVISIONS

SECTION 9.1 Reinstatement of Shareholders Agreement, By-laws and/or Articles of Incorporation. In the event that the Lender exercises its rights under **Article VII** hereof, and as a result Lender becomes the owner of the Stocks, the Borrower's charter documents shall be reinstated and all the rights and obligations thereunder shall become valid and enforceable between the Lender and its signatories without any further formality or action than the registration of Lender as the owner of the Stocks in the stock ledger of the Borrower held by the Transfer Agent.

SECTION 9.2 Protection of Collateral. The Lender may from time to time, at its option, perform any act which the Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform after being requested in writing to so perform (it being understood that no such request need be given during any Event of Default), and the Lender may from time to time take any other action which the Lender reasonably deems necessary for the maintenance, preservation or protection of any of the Pledged Collateral or of the security interest therein, lien thereon and assignment thereof.

SECTION 9.3 Assignment. The Lender may assign or otherwise transfer all or a portion of their rights hereunder, including any instrument or instruments evidencing the Obligations or the Pledged Collateral, to any other person or entity, and such assignee shall thereupon be vested, to the extent of its interest, with all powers and rights given to Lender herein. This Agreement shall remain in full force and effect and shall be binding upon Pledgor and its successor and assigns, notwithstanding of the merger, consolidation, or reorganization of Pledgor.

SECTION 9.4 Amendments and Waivers. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor therefrom shall be effective unless the same shall be in writing and signed by the Lender, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given. No failure on the part of the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

SECTION 9.5 Notices. All notices and other communications called for hereunder shall be made in writing and, unless otherwise specifically provided herein, shall be deemed to have been duly made or given when delivered by hand or delivered by certified mail, postage prepaid, return receipt requested, or, sent by telecopy or telex and confirmed by delivery via courier or postal service, addressed at the address set forth beneath the party's signature hereto, or as set forth in the Loan Agreement, or at such address as either party may designate in writing to the others.

SECTION 9.6 Lender's Duty. Other than holding the possession of the Pledged Collateral in accordance with safe and sound banking practices, the Lender shall not have any

other duty under the UCC to the Pledgor, and/or any other Person as to the Pledged Collateral in its possession and control or any income thereon, or as to the preservation of rights against third parties or any other rights pertaining thereto. The Lender assumes no responsibility for the correctness, validity or genuineness of the Pledged Collateral.

SECTION 9.7 Attorney-in-Fact. The Pledgor hereby irrevocably appoints the Lender as the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in the Lender's discretion, to take any action and to execute any instrument that the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, (i) to ask, demand, collect, sue for, recover, compound, receive and receipt for moneys due and to becomes due under or in respect of any Pledged Collateral, (ii) to receive, indorse and collect any drafts or other instruments, documents and chattel paper, and (iii) to file any claims or take any action or institute any proceedings which the Lender may deem necessary or desirable to enforce the rights of the Lender with respect to the Pledged Collateral.

SECTION 9.8 Consent to Jurisdiction. THE PLEDGOR BY ITS EXECUTION HEREOF (A) HEREBY IRREVOCABLY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF FLORIDA FOR THE PURPOSE OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF, AND (B) HEREBY WAIVES TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW, AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN ANY SUCH PROCEEDING, ANY CLAIM THAT IT IS NOT SUBJECT PERSONALLY TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT ANY SUCH PROCEEDING BROUGHT IN ONE OF THE ABOVE-NAMED COURTS IS IMPROPER, OR THAT THIS AGREEMENT OR ANY INSTRUMENT EVIDENCING THE OBLIGATIONS, OR THE SUBJECT MATTER HEREOF OR THEREOF MAY NOT BE ENFORCED IN OR BY SUCH COURT.

SECTION 9.9 Governing Law. THIS AGREEMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA.

SECTION 9.10 Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 9.11 Miscellaneous. This Agreement constitutes the entire agreement of the Pledgor with respect to the matters set forth herein. The rights and remedies herein provided are cumulative and not exclusive of any remedies provided by law or any other agreement, and this Agreement shall be in addition to any other guaranty of or collateral security for any of the Obligations. The invalidity or unenforceability of any one or more sections of this Agreement shall not affect the validity or enforceability of its remaining provisions. Captions are for the ease of reference only and shall not affect the meaning of the relevant provisions. The meanings of all defined terms used in this Agreement shall be equally applicable to the singular and plural forms of the terms defined.

SECTION 9.12 Provisions of the Loan Agreement. So long as they are not inconsistent with the terms hereof, all the covenants, clauses, representations and conditions of the Loan Agreement are incorporated herein by reference and made to form an integral part hereof, including without limitation, the rights, powers, privileges and immunities conferred and afforded to Lender there-under. The terms, clauses and provisions of this Agreement are in addition and not in limitation or substitution of the terms, clauses and provisions set forth in the Loan Agreement. In the event of any inconsistency between this Agreement and the Loan Agreement, the terms hereof shall be controlling as necessary to create, preserve and/or maintain

a valid, enforceable first priority lien and security interest under applicable law upon the Pledged Collateral, but otherwise, provisions of the Loan Agreement shall be controlling.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD., a company organized and existing under the laws of the Cayman Islands

By: ______________________
CHARLES T. CASSELL, III

PLEDGOR

By: ______________________
SJOERD DE JONG

STATE OF NY

COUNTY OF NY

DAVID SIMON
Notary Public - State of New York
NO. 01SI623333
Qualified in Richmond County
My Commission Expires 12-27-14

The foregoing instrument was acknowledged before me this 13 day of December, 2012 by **SJOERD DE JONG**, who is either [ ] personally known to me or [✓] has produced NYSD License #229 187563 as identification.

____
NOTARY PUBLIC, State of NY
Print Name: David Simon

My Commission expires:

STATE OF FLORIDA

COUNTY OF Miami-Dade

The foregoing instrument was acknowledged before me this 19th day of December, 2012 by Charles T. Cassell, III as Manager of CONSILIUM CORPORATE RECOVERY MASTER FUND, LTD, on behalf of said company, who is either [✓] personally known to me or [ ] has produced ______________________ as identification.

____
NOTARY PUBLIC, State of Florida
Print Name: Jennifer Grobelny

My Commission Expires:

JENNIFER GROBELNY
MY COMMISSION # DD 974524
EXPIRES: June 5, 2014
Bonded Thru Notary Public Underwriters

EXHIBIT A

TRANSFER OF INTEREST
IN STOCK CERTIFICATE 237 FOR 1,000,000 SHARES OF
PANACHE BEVERAGE, INC.

The undersigned, ("Transferor") hereby assigns and transfers unto the Lender, (the "Trasferee") all of his interest in that certain Stock Certificate No 237 in its name for 1,000,000 shares of PANACHE BEVERAGE, INC. (the "Corporation"). .

Transferor represents and warrants that he holds full title to the said Certificates, free and clear of all liens and security interests other than that certain security in interest and pledge in favor of the Lender, securing debt of the Corporation to such Lender in accordance to that certain Stock Pledge and Security Agreement dated December , 2012.

Transferor hereby irrevocably constitutes and appoints Transfer Agent to transfer the said Certificates to the Transferee on the books of said Corporation.

Executed this ____ day of December, 2012.

By: ______________________
SJOERD DE JONG

DAVID SIMON
Notary Public, State of New York
NO. 01SI623333
Qualified in Richmond County
My Commission Expires 12-27-14

STATE OF NY

COUNTY OF NY

The foregoing instrument was acknowledged before me this 13 day of December, 2012 by **SJOERD DE JONG**, who is either [ ] personally known to me or [✓] has produced NYSD License #229687563 as identification.

____
NOTARY PUBLIC, State of NY
Print Name: David Simon

My Commission expires:

SIGNATURE GUARANTEED

By: David Simon TD Bank

EXHIBIT "B"

COPIES OF SHARE CERTIFICATE

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA.

RESTRICTED STOCK

BMX DEVELOPMENT CORP.

NUMBER 0237

SHARES ***1,000,000***

AUTHORIZED COMMON STOCK: 200,000,000 SHARES
PAR VALUE: $.001

CUSIP NO. 055672109

THIS CERTIFIES THAT

SJOERD DE JONG

Is the Record Holder of:

*** One Million ***

Fully paid and non-assessable Shares of Common Stock of $.001 Par Value each of

BMX DEVELOPMENT CORP.

transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Florida, and to the Articles of Incorporation and By-laws of the Corporation, as now or hereafter amended.

This certificate is not valid until countersigned by the Transfer Agent.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: August 25, 2011

PRESIDENT

CHIEF EXECUTIVE OFFICER

BMX DEVELOPMENT CORP. CORPORATE Seal FLORIDA

COUNTERSIGNED & REGISTERED

GUARDIAN REGISTRAR AND TRANSFER, INC. 7951 S.W. 6th Street, Suite 216 / Plantation, FL 33324

COUNTERSIGNED Transfer Agent-Authorized Signature